Filed with the Securities and Exchange Commission on June 16, 2014

1933 Act Registration File No.   333-________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[   ]  Pre-Effective Amendment No.           ___
[   ]  Post-Effective Amendment No.           ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI  53233
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
(Name and Address of Agent for Service)

Copy to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on July 16, 2014 pursuant to Rule 488.

Title of Securities Being Registered:
Class A, Class C and Class Y shares of beneficial interest of Oak Ridge Large Cap Growth Fund, and
Class A, Class C, Class K and Class Y shares of beneficial interest of Oak Ridge Small Cap Growth Fund.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Pioneer Series Trust I
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund

60 State Street
Boston, MA 02109
(617) 742-7825

_________, 2014

Dear Valued Shareholder:

A Special Meeting of Shareholders of Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund, each a series of Pioneer Series Trust I (the “Trust”), has been scheduled for September [30], 2014 (the “Special Meeting”).  The Special Meeting has been called to vote on proposals (each, a “Reorganization”) to reorganize Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund (each, a “Target Fund”) into Oak Ridge Large Cap Growth Fund and Oak Ridge Small Cap Growth Fund series (each, an “Acquiring Fund”), respectively, of Investment Managers Series Trust (“IMST”).  Each Acquiring Fund is a newly created series of IMST that is designed to be substantially similar from an investment perspective to the corresponding Target Fund.

Pioneer Investment Management, Inc. (“Pioneer”) is the investment adviser, and Oak Ridge Investments, LLC (“Oak Ridge”) is the sub-adviser, for each Target Fund.  Oak Ridge is the adviser for each Acquiring Fund.  The investment objective, policies and strategies of each Acquiring Fund and its corresponding Target Fund are substantially similar, as further described in the attached Proxy Statement/Prospectus.  For the reasons discussed below and in the attached Proxy Statement/Prospectus, based on Pioneer’s and Oak Ridge’s recommendation, the Board of Trustees of the Trust (the “Board”) has approved each Reorganization and the solicitation for each Reorganization to appropriate shareholders.

If an Agreement and Plan of Reorganization between the Trust and IMST regarding a proposed Reorganization of a Target Fund (each, a “Plan”) is approved by shareholders of the Target Fund and the Reorganization is completed, each shareholder of the Target Fund will receive a number of full and fractional shares of the corresponding Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Target Fund.

•
With respect to Pioneer Oak Ridge Large Cap Growth Fund, Class A, B and R shareholders will receive Class A shares of the Acquiring Fund, Class C shareholders will receive Class C shares of the Acquiring Fund, and Class Y shareholders will receive Class Y shares of the Acquiring Fund.

•
With respect to Pioneer Oak Ridge Small Cap Growth Fund, Class A, B and R shareholders will receive Class A shares of the Acquiring Fund, Class C shareholders will receive Class C shares of the Acquiring Fund, Class K shareholders will receive Class K shares of the Acquiring Fund, and Class Y shareholders will receive Class Y shares of the Acquiring Fund.

Each Acquiring Fund is a newly organized fund that will commence operation upon the closing of the Reorganization of the corresponding Target Fund, and the Target Fund would then be dissolved.  A  Reorganization generally is not expected to result in the recognition of gain or loss by the applicable Target Fund or its shareholders for federal income tax purposes.  No sales charges or redemption fees will be imposed in connection with either Reorganization.  If the shareholders of Pioneer Oak Ridge Small Cap Growth Fund do not approve the proposed Reorganization of that Target Fund, then neither of the Reorganizations will be implemented. If the shareholders of Pioneer Oak Ridge Large Cap Growth Fund do not approve the proposed Reorganization of that Target Fund, then the Reorganization of that Target Fund will not be implemented.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal.  If you have any questions regarding the proposals to be voted on, please do not hesitate to call (800) 225-6292.  If you are a shareholder of record of a Target Fund as of the close of business on July 10, 2014, the Record Date for the Special Meeting, you are entitled to vote on the applicable proposal at the Special Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Please mark, sign and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  In the alternative, please call the toll-free number on your proxy card to vote by telephone.  You should use the enclosed instructions to vote by telephone.  You can also vote on the Internet at the website address listed on your proxy ballot.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Funds.

Sincerely,

Daniel K. Kingsbury
President of the Pioneer Funds

Pioneer Series Trust I
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund

60 State Street
Boston, MA 02109
(617) 742-7825

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER [30], 2014.

Pioneer Series Trust I, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund, each a series of the Trust (each, a “Target Fund”), on September [30], 2014 at 2:00 p.m., Eastern time, at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110.  At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote separately upon the following proposals, as applicable:

1.           An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Pioneer Oak Ridge Large Cap Growth Fund to Oak Ridge Large Cap Growth Fund (an “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) shares of that Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class(es) of shares of that Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of each class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding class(es) of the Target Fund; and

2.    An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Pioneer Oak Ridge Small Cap Growth Fund to Oak Ridge Small Cap Growth Fund (an “Acquiring Fund”), a newly created series of IMST, in exchange for (a) shares of that Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class(es) of shares of that Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of each class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding class(es) of the Target Fund; and

3.           The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record of the Target Funds at the close of business on July 10, 2014, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.
Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy.  If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”.  Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions.  You may also vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Pioneer Series Trust I,

Christopher J. Kelley Secretary

Pioneer Series Trust I
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund

60 State Street
Boston, MA 02109
(617) 742-7825

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: _________, 2014

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement to solicit votes from shareholders of Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund (each, a “Target Fund”), each a series of Pioneer Series Trust I (the “Trust”), and a registration statement for two new series of Investment Managers Series Trust (“IMST”), Oak Ridge Large Cap Growth Fund and Oak Ridge Small Cap Growth Fund (each, an “Acquiring Fund”).  This combined proxy/registration statement is referred to below as the “Proxy Statement”.

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between the Trust and IMST (the form of which is attached as Appendix A) (each, a “Plan”) regarding the proposed reorganization of each Target Fund into the corresponding Acquiring Fund (each, a “Reorganization”) at the special meeting of each Target Fund’s shareholders (“Special Meeting”).  The Proxy Statement contains the information that shareholders of the Target Funds should know before voting on the applicable Plan.

Approval of the shareholders of a Target Fund is needed to proceed with the Reorganization of the Target Fund, and the Special Meeting will be held on September [30], 2014 to consider each Reorganization.  If the shareholders of Pioneer Oak Ridge Small Cap Growth Fund do not approve the proposed Reorganization of that Target Fund, then neither of the Reorganizations will be implemented. If the shareholders of Pioneer Oak Ridge Large Cap Growth Fund do not approve the proposed Reorganization of that Target Fund, then the Reorganization of that Target Fund will not be implemented.

We are sending this document to you for your use in deciding whether to approve the Plan relating to the Target Fund in which you invest.  This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a Proxy Card.

Question:  What is the purpose of the Reorganizations?

Answer:  Each Target Fund currently operates as a separate series of the Trust.  Pioneer Investment Management, Inc. (“Pioneer’) currently is the investment adviser to each Target Fund, and Oak Ridge Investments, LLC (“Oak Ridge”) currently provides day-to-day portfolio management services to each Target Fund as its sub-adviser.

Oak Ridge and Pioneer’s association with the Target Funds dates from 2004.  In February 2004, each Target Fund acquired a corresponding predecessor fund for which Oak Ridge was the investment adviser.  After the acquisition, Pioneer became the investment adviser to each Target Fund and Oak Ridge became the sub-adviser to the Target Funds.  In 2005, an affiliate of Pioneer acquired 49% of Oak Ridge.  Oak Ridge has recently agreed to repurchase that interest in Oak Ridge together with the closing of the Reorganization of Pioneer Oak Ridge Small Cap Growth Fund, and in that connection Pioneer and Oak Ridge have agreed that the shareholders of the Target Funds would benefit if Oak Ridge provides all advisory services to the Target Funds rather than serving solely as the Funds’ sub-adviser.  As this type of arrangement is not available through the Trust, Pioneer and Oak Ridge have recommended that each Target Fund be reconstituted as a series of IMST.

The investment objective, policies and strategies of each Target Fund and the corresponding Acquiring Fund are substantially similar.  After the Reorganization of the Target Funds, Pioneer will no longer serve as investment adviser to the Funds.  Oak Ridge, which is currently the sub-adviser for each Target Fund and responsible for the day-to-day management of each Target Fund’s portfolio, will continue as each Acquiring Fund’s investment adviser.  Because Oak Ridge will continue to be responsible for the day-to-day management of each Acquiring Fund’s portfolio, the Reorganizations will not change the way your investment assets are managed.

IMST is not affiliated with the Trust or Pioneer.  IMST and the Trust have different Boards of Trustees.  Custody, administration, accounting, transfer agency, distribution and compliance services (“Third Party Service Arrangements”) are provided to the Trust by Brown Brothers Harriman & Co. (custody and sub-administration), Pioneer Investment Management, Inc. (administration), Pioneer Investment Management Shareholder Services, Inc. (transfer agency) and Pioneer Funds Distributor, Inc. (distribution).  Third Party Service Arrangements are provided to IMST by Mutual Fund Administration Corporation (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration, fund accounting and transfer agency), UMB Bank, n.a. (custody), and IMST Distributors, LLC (distribution).

Upon the recommendation of Pioneer and Oak Ridge, the Board of Trustees of the Trust (the “Board”) has approved Pioneer’s and Oak Ridge’s recommendation that each Target Fund be reorganized as a new series of IMST.  In order to reconstitute each Target Fund under the IMST umbrella, a substantially similar corresponding fund, each referred to as an “Acquiring Fund,” has been created as a new series of IMST.  If shareholders of a Target Fund approve the Reorganization of the Target Fund, then all of the assets of that Target Fund will be acquired by the corresponding Acquiring Fund and your shares of the Target Fund will be converted into shares of the Acquiring Fund.

Question:  How will the Reorganizations work?

Answer:  Subject to the approval of the shareholders of a Target Fund, pursuant to the applicable Plan, the Target Fund will transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The Target Fund will then distribute the shares it receives from the corresponding Acquiring Fund to the shareholders of the Target Fund.  Shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund, and immediately after the applicable Reorganization each shareholder will hold a number of full and fractional shares of the corresponding Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Target Fund immediately prior to the Reorganization.  Subsequently, the Target Fund will be liquidated and terminated.

If a Plan is carried out as proposed with respect to a Target Fund, we generally do not expect the transaction will result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes.  Please refer to the Proxy Statement for a detailed explanation of the proposal.  The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Target Fund share class you currently own:

Pioneer Oak Ridge Large Cap Growth Fund (Target Fund)	Oak Ridge Large Cap Growth Fund (Acquiring Fund)
Class A Shares	Class A Shares
Class B Shares	Class A Shares
Class C Shares	Class C Shares
Class R Shares	Class A Shares
Class Y Shares	Class Y Shares

2

Pioneer Oak Ridge Small Cap Growth Fund (Target Fund)	Oak Ridge Small Cap Growth Fund (Acquiring Fund)
Class A Shares	Class A Shares
Class B Shares	Class A Shares
Class C Shares	Class C Shares
Class K Shares	Class K Shares
Class R Shares	Class A Shares
Class Y Shares	Class Y Shares

If a Plan is approved by shareholders of a Target Fund at the Special Meeting, the applicable Reorganization presently is expected to be effective after the close of business (i.e. 4:00 pm Eastern time) on or about October 3, 2014.

Question:  How will this affect my investment?

Answer:  Your investment will not be affected by a Reorganization.  Following the Reorganization, you will be a shareholder of the applicable Acquiring Fund, which has a substantially similar investment objective and investment strategies as the corresponding Target Fund.  In addition, Oak Ridge will continue to be responsible for the day-to-day management of each Acquiring Fund’s portfolio after the Reorganization.  Each Acquiring Fund will be managed in the same way as the corresponding Target Fund.  The primary differences will be (1) the service providers that provide Third Party Service Arrangements (i.e., custody, administrative, transfer agent, distribution and other general support services) to the Acquiring Fund, (2) the Acquiring Fund will be a series of IMST instead of the Trust, and (3) the Acquiring Fund will be governed by a different board of trustees than the Target Fund.  You will receive shares of the corresponding Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Target Fund immediately prior to the Reorganization.  The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in a Target Fund will not be diluted.  The Reorganization generally is not expected to result in recognition of gain or loss by the applicable Target Fund or its shareholders for federal income tax purposes.

Question:  How will the proposed Reorganizations affect the fees and expenses I pay as a shareholder of a Target Fund?

Answer:  The fees and expenses of each Class of shares of the Acquiring Funds are expected to be the same as or lower than those of the corresponding Classes of the Target Funds following the applicable Reorganization.  There will be no change in the current annual advisory fee rate paid by a Target Fund in connection with the Reorganizations.  In addition, Oak Ridge has agreed that, for a period of at least two years from the date of the Reorganization, the fees and expenses attributable to the Class A and Class C shares of the Acquiring Funds will be capped at levels that are no higher than the current fee and expense cap levels of those Classes of the Target Funds.  Oak Ridge has also agreed that, for at least two years, the fees and expenses attributable to the Class Y and Class K (as applicable) shares of the Acquiring Funds will be capped to the extent necessary so that expenses do not exceed a specified level.

Question:  Will Oak Ridge and Pioneer benefit from the Reorganizations?

As noted above, Oak Ridge has recently agreed to repurchase a 49% interest in Oak Ridge together with the closing of the Reorganization of Pioneer Oak Ridge Small Cap Growth Fund. Oak Ridge has agreed to pay to Pioneer a purchase price of $5 million.  Thereafter, Oak Ridge will make monthly payments to Pioneer for the first four years after the closing, based on the average daily net assets of Oak Ridge Small Cap Growth Fund, for each year.  Oak Ridge will receive higher fees for serving as the investment adviser of the Acquiring Funds than it currently receives as the sub-adviser of the Target Funds.  However, as the Acquiring Funds’ investment adviser, Oak Ridge will provide additional services to the Acquiring Funds that it does not currently provide as the Target Funds’ sub-adviser.

3

Question:  Will I be charged a sales charge or contingent deferred sales charge (“CDSC”) as a result of a Reorganization?

Answer:  No sales charge, CDSC or redemption fees will be imposed to any shareholders as a result of a Reorganization.

Question:  What will happen if a Plan is not approved?

Answer:  If the shareholders of Pioneer Oak Ridge Small Cap Growth Fund do not approve the proposed Reorganization of that Target Fund, then neither of the Reorganizations will be implemented. If the shareholders of Pioneer Oak Ridge Large Cap Growth Fund do not approve the proposed Reorganization of that Target Fund, then the Reorganization of that Target Fund will not be implemented.  In either such case, the Board will consider what further actions to take with respect to the Target Fund or Funds that will not be reorganized, which may include termination of one or both such Funds.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum is present at the Special Meeting so that the applicable proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the amount of shares you own.

Question:  What action has the Board of Trustees taken?

Answer:  After careful consideration and upon recommendation of Pioneer and Oak Ridge, the Board has approved the Reorganizations and authorized the solicitation of proxies “FOR” the Plans.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer:  Oak Ridge will pay all costs relating to the proposed Reorganizations, including the costs relating to the Special Meeting and the Proxy Statement.  Neither Target Fund will incur any expenses in connection with the applicable Reorganization.

Question:  How do I cast my vote?

Answer:  You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card.  You may also use the enclosed postage-paid envelope to mail your Proxy Card.  Please follow the enclosed instructions to use these methods of voting.  We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question:  Who do I call if I have questions?

Answer:  We will be happy to answer your questions about the proxy solicitation.  Please call (800) 225-6292.

4

COMBINED PROXY STATEMENT AND PROSPECTUS

_________, 2014

FOR THE REORGANIZATION OF
Pioneer Oak Ridge Large Cap Growth Fund,
a series of Pioneer Series Trust I
60 State Street
Boston, MA 02109
(617) 742-7825

INTO

Oak Ridge Large Cap Growth Fund,
a series of Investment Managers Series Trust
803 West Michigan Street
Milwaukee, WI 53233
(800) 207-7108

AND FOR THE REORGANIZATION OF

Pioneer Oak Ridge Small Cap Growth Fund,
a series of Pioneer Series Trust I
60 State Street
Boston, MA 02109
(617) 742-7825

INTO

Oak Ridge Small Cap Growth Fund,
a series of Investment Managers Series Trust
803 West Michigan Street
Milwaukee, WI 53233
(800) 207-7108

_________________________________________

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Pioneer Series Trust I (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund, each a series of the Trust (each, a “Target Fund”), to be held at the offices of  Bingham McCutchen LLP, One Federal Street, Boston Massachusetts 02110 on September [30], 2014 at 2:00 p.m., Eastern time.  At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote separately upon the following proposals, as applicable:

1.           An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Pioneer Oak Ridge Large Cap Growth Fund to Oak Ridge Large Cap Growth Fund (an “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) shares of that Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class(es) of shares of that Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of each class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding class(es) of the Target Fund; and

2.           An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Pioneer Oak Ridge Small Cap Growth Fund to Oak Ridge Small Cap Growth Fund (an “Acquiring Fund”), a newly created series of IMST, in exchange for (a) shares of that Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class(es) of that Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of each class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding class(es) of the Target Fund; and

3.           To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated Proxy Card.

Each Target Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.  Each Acquiring Fund is a newly created series of IMST, also an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Target Funds, dated April 1, 2014;

•	Annual Report to Shareholders of the Target Funds, dated November 30, 2013.

Each Target Fund’s Prospectus dated April 1, 2014 and Annual Report to Shareholders for the fiscal year ended November 30, 2013, containing audited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to the Trust or by calling (800) 225-6292.

Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for either Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the applicable proposal.  You should read it and keep it for future reference.  Additional information is set forth in the Statement of Additional Information dated _________, 2014 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement.  The Statement of Additional Information is available upon request and without charge by calling (800) 207-7108.

The Trust expects that this Proxy Statement will be mailed to shareholders on or about _________, 2014.

Date: _________, 2014

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in an Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

I.	Proposals 1 and 2 - To Approve the Agreements and Plans of Reorganization		5
A.	Overview		5
B.	Comparison Fee Tables and Examples		7
	1.	Pioneer Oak Ridge Large Cap Growth Fund	7
	2.	Pioneer Oak Ridge Small Cap Growth Fund	10
C.	Comparison of Investment Objectives, Strategies, and Risks		12
	1.	Pioneer Oak Ridge Large Cap Growth Fund	12
	2.	Pioneer Oak Ridge Small Cap Growth Fund	19
D.	Comparison of Investment Restrictions		26
E.	Comparison of Distribution and Purchase and Redemption Procedures		29
F.	Key Information about the Proposals		37
	1.	Summary of the Proposed Reorganizations	37
	2.	Description of the Acquiring Funds’ Shares	39
	3.	Board Considerations	39
	4.	Federal Income Tax Consequences	41
	5.	Comparison of Forms of Organization and Shareholder Rights	42
	6.	Capitalization	43
G.	Additional Information about the Funds		44
	1.	Past Performance of the Target Funds	44
	2.	Service Providers	48
	3.	Section 15(f) Safe Harbor	50
II.	Voting Information		51
A.	General Information		51
B.	Method and Cost of Solicitation		52
C.	Right to Revoke Proxy		52
D.	Voting Securities and Principal Holders		53
E.	Interest of Certain Persons in the Transaction		54
III.	Miscellaneous Information		54
A.	Other Business		54
B.	Next Meeting of Shareholders		54
C.	Legal Matters		54
D.	Experts		54
E.	Information Filed with the SEC		55
APPENDIX A - Form of Agreement and Plan of Reorganization			A-1
APPENDIX B - More Information about the Acquiring Funds			B-1

I.	Proposals 1 and 2 - To Approve the Agreements and Plans of Reorganization

A.           Overview

Based on the recommendation of Pioneer Investment Management, Inc., (“Pioneer”) and Oak Ridge Investments, LLC (“Oak Ridge”), the adviser and sub-adviser, respectively, for each Target Fund, the Board of Trustees of Pioneer Series Trust I (the “Board”) has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization of each Target Fund into the corresponding Acquiring Fund (each Target Fund and Acquiring Fund sometimes referred to below as a “Fund”).  The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the applicable Target Fund and its shareholders.  The Board considered and approved each Reorganization at meetings held on May 17, 2014 and May 27, 2014, subject to the approval of the applicable Target Fund’s shareholders.

Each Target Fund currently operates as a separate series of the Trust.  Pioneer currently is the investment adviser to each Target Fund, and Oak Ridge currently provides day-to-day portfolio management services to each Target Fund’s portfolio as its sub-adviser.  Oak Ridge and Pioneer’s association with the Target Funds dates from 2004.  In February 2004, each Target Fund acquired a corresponding predecessor fund for which Oak Ridge was the investment adviser.  After the acquisition, Pioneer became the investment adviser to each Target Fund and Oak Ridge became the sub-adviser to the Target Funds.  In 2005, an affiliate of Pioneer acquired 49% of Oak Ridge.  Oak Ridge has recently agreed to repurchase that interest in Oak Ridge together with the closing of the Reorganization of Pioneer Oak Ridge Small Cap Growth Fund, and in that connection Pioneer and Oak Ridge have agreed that the shareholders of the Target Funds would benefit if Oak Ridge provides all advisory services to the Target Funds rather than serving solely as the Funds’ sub-adviser.  As this type of arrangement is not available through the Trust, Pioneer and Oak Ridge have recommended that each Target Fund be reconstituted as a series of IMST.

In order to reconstitute each Target Fund under the IMST umbrella, substantially similar corresponding funds, each referred to as an “Acquiring Fund,” have been created as new series of IMST.  If shareholders approve a Reorganization, then all of the assets of the applicable Target Fund will be acquired by the corresponding Acquiring Fund and your shares of the Target Fund will be converted into shares of the Acquiring Fund.

The investment objective, policies and strategies of each Target Fund and the corresponding Acquiring Fund are substantially similar.  After the Reorganization of the Target Funds, Pioneer will no longer serve as investment adviser to the Funds.  Oak Ridge, which is currently the sub-adviser for each Target Fund and responsible for the day-to-day management of each Target Fund’s portfolio, will continue as each Acquiring Fund’s investment adviser.  Because Oak Ridge will continue to be responsible for the day-to-day management of each Acquiring Fund’s portfolio, the Reorganizations will not change the way your investment assets are managed.

IMST is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers.  As of March 31, 2014, IMST consisted of 66 portfolios representing approximately $7.3 billion in assets, managed by 30 advisers.  The Trust offers two portfolios managed by Pioneer as part of the Pioneer Funds. As of March 31, 2014, the Trust’s two portfolios represented approximately $2.2 billion in assets, managed by Pioneer as investment adviser and Oak Ridge as sub-adviser.  IMST is not affiliated with the Trust or Pioneer.  IMST and the Trust have different Boards of Trustees.  Custody, administration, accounting, transfer agency, distribution and compliance services (“Third Party Service Arrangements”) are provided to the Trust by Brown Brothers Harriman & Co. (custody and sub-administration), Pioneer Investment Management, Inc. (administration), Pioneer Investment Management Shareholder Services, Inc. (transfer agency) and Pioneer Funds Distributor, Inc. (distribution).  Third Party Service Arrangements are provided to IMST by Mutual Fund Administration Corporation (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration, fund accounting and transfer agency), UMB Bank, n.a. (custody), and IMST Distributors, LLC (distribution).

The Trust believes that each Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  The closing of each Reorganization is conditioned upon the receipt by the Trust and IMST of an opinion to such effect from tax counsel to IMST.  If a Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the exchange of Target Fund shares for Acquiring Fund shares in that Reorganization. Furthermore, the Target Fund will not pay for the costs of the Reorganization and the Special Meeting.  Oak Ridge will bear the costs associated with the Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Oak Ridge also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

The Board, including a majority of the Trustees who are not interested persons of either Target Fund, believes that the terms of each Reorganization are fair and reasonable and that the interests of existing shareholders of neither Target Fund will be diluted as a result of the proposed applicable Reorganization.  In approving each Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by Oak Ridge and Pioneer; (2) the investment objective, policies and strategies of each Acquiring Fund are substantially similar to those of the corresponding Target Fund; (3) Oak Ridge will continue to provide the day-to-day management of each Acquiring Fund’s portfolio; (4) Oak Ridge has agreed for a period of two years from the date of the Reorganization, that the fees and expenses attributable to the Class A and Class C shares of the Acquiring Funds will be capped at levels that are no higher than the current fee and expense cap levels of those Classes of the Target Funds; and that, for at least two years, the fees and expenses attributable to Class Y and Class K (as applicable) shares of the Acquiring Funds will be capped to the extent necessary so that expenses do not exceed a specified level; (5) neither Target Fund will bear the cost of the applicable Reorganization; and (6) the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code.

Based on Oak Ridge’s and Pioneer’s recommendation, the Board approved the solicitation of the shareholders of each Target Fund to vote “FOR” the approval of the applicable Agreement and Plan of Reorganization (each, a “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

B.        Comparison Fee Tables and Examples

1.           Pioneer Oak Ridge Large Cap Growth Fund

The following Summary of Pioneer Oak Ridge Large Cap Growth Fund Expenses shows the fees for the Target Fund based on the Target Fund’s fiscal year ended November 30, 2013.  As the corresponding Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Summary of Fund Expenses shown for the Acquiring Fund are estimates.

	Pioneer Oak Ridge Large Cap Growth Fund
Fees and Expenses
	Target Fund	Target Fund	Target Fund	Acquiring Fund (Pro forma)	Target Fund	Acquiring Fund (Pro forma)
Share Class	Class A	Class B	Class R	Class A	Class C	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares (as a percentage of offering price)	5.75%	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	1.00%(1)	4.00%	None	1.00%(2)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	0.50%	0.25%	1.00%	1.00%
Other Expenses	0.54%	0.95%	0.59%	0.52%	0.49%	0.45%
Total Annual Fund Operating Expenses	1.54%	2.70%	1.84%	1.52%	2.24%	2.20%
Less: Fee Waiver and Expense Reimbursement	(0.34%)	(0.60%)	(0.39%)	(0.32%)	(0.14%)	(0.10%)
Net Expenses(3)	1.20%	2.10%	1.45%	1.20%	2.10%	2.10%

	Pioneer Oak Ridge Large Cap Growth Fund
Fees and Expenses
	Target Fund	Acquiring Fund (Pro forma)
Share Class	Class Y	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses	0.42%	0.42%
Total Annual Fund Operating Expenses	1.17%	1.17%
Less: Fee Waiver and Expense Reimbursement	(0.00%)	(0.00%)
Net Expenses(3)	1.17%	1.17%

(1)
No sales charge applies on investments of $500,000 or more of Class A shares of the Target Fund, but shareholders may pay a contingent deferred sales charge (“CDSC”) equal to 1% of their investment or sale proceeds, whichever is less, on certain redemptions of such shares within 12 months of purchase.

(2)
No sales charge applies on investment of $500,000 or more of Class A shares of the Acquiring Fund, but a CDSC of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.  Any CDSC applicable to Class A shares received in the Reorganization by holders of Class B or Class R shares of the Target Fund will be waived.

(3)
The Target Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2015. There can be no assurance that the adviser will extend the expense limitations beyond such times. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, an arrangement may be terminated for a class only by agreement of the adviser and the Trust’s Board of Trustees.  Oak Ridge has contractually agreed to maintain the expense limits with respect to the Acquiring Fund’s Class A and Class C shares for a period of two years from the date of the Reorganization.  Oak Ridge has also agreed that, for at least two years, the fees and expenses attributable to the Class Y shares of the Acquiring Fund will be capped to the extent necessary so that expenses do not exceed 1.17%.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis.  The Example assumes that you invest $10,000 in each Fund (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operation Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Pioneer Oak Ridge Large Cap Growth Fund
Target Fund (Class A Shares)	$690	$1,002	$1,336	$2,277
Target Fund (Class B Shares)	613	1,082	1,477	2,706
Target Fund (Class R Shares)	148	541	959	2,127
Acquiring Fund (Class A Shares) (Pro forma)	690	967	1,298	2,230
Target Fund (Class C Shares)	$313	$687	$1,187	$2,564
Acquiring Fund (Class C Shares) (Pro forma)	316	670	1,164	2,526
Target Fund (Class Y Shares)	$119	$372	$644	$1,420
Acquiring Fund (Class Y Shares) (Pro forma)	118	368	638	1,409

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Pioneer Oak Ridge Large Cap Growth Fund
Target Fund (Class A Shares)	$690	$1,002	$1,336	$2,277
Target Fund (Class B Shares)	213	782	1,377	2,706
Target Fund (Class R Shares)	148	541	959	2,127
Acquiring Fund (Class A Shares) (Pro forma)	690	967	1,298	2,230
Target Fund (Class C Shares)	$213	$687	$1,187	$2,564
Acquiring Fund (Class C Shares) (Pro forma)	213	670	1,164	2,526
Target Fund (Class Y Shares)	$119	$372	$644	$1,420
Acquiring Fund (Class Y Shares) (Pro forma)	118	368	638	1,409

2.           Pioneer Oak Ridge Small Cap Growth Fund

The following Summary of Pioneer Oak Ridge Small Cap Growth Fund Expenses shows the fees for the Target Fund based on the Target Fund’s fiscal year ended November 30, 2013.  As the corresponding Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Summary of Fund Expenses shown for the Acquiring Fund are estimates.

	Pioneer Oak Ridge Small Cap Growth Fund
Fees and Expenses
	Target Fund	Target Fund	Target Fund	Acquiring Fund (Pro forma)	Target Fund	Acquiring Fund (Pro forma)
Share Class	Class A	Class B	Class R	Class A	Class C	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares (as a percentage of offering price)	5.75%	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	1.00%(1)	4.00%	None	1.00%(2)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	0.50%	0.25%	1.00%	1.00%
Other Expenses	0.32%	0.65%	0.38%	0.30%	0.29%	0.27%
Total Annual Fund Operating Expenses	1.40%	2.48%	1.71%	1.38%	2.12%	2.10%
Less: Fee Waiver and Expense Reimbursement	(0.00%)	(0.18%)	(0.11%)	(0.00%)	(0.00%)	(0.00%)
Net Expenses(3)	1.40%	2.30%	1.60%	1.38%	2.12%	2.10%

	Pioneer Oak Ridge Small Cap Growth Fund
Fees and Expenses
	Target Fund	Acquiring Fund (Pro forma)	Target Fund	Acquiring Fund (Pro forma)
Share Class	Class K	Class K	Class Y	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.83%	0.83%	0.83%	0.83%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.06%	0.06%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.89%	0.89%	1.02%	1.02%
Less: Fee Waiver and Expense Reimbursement	(0.00%)	(0.00%)	(0.00%)	(0.00%)
Net Expenses(3)	0.89%	0.89%	1.02%	1.02%

(1)
No sales charge applies on investments of $500,000 or more of Class A shares of the Target Fund, but shareholders may pay a contingent deferred sales charge (“CDSC”) equal to 1% of their investment or sale proceeds, whichever is less, on certain redemptions of such shares within 12 months of purchase.

(2)
No sales charge applies on investment of $500,000 or more of Class A shares of the Acquiring Fund, but a CDSC of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.  Any CDSC applicable to Class A shares received in the Reorganization by holders of Class B or Class R shares of the Target Fund will be waived.

(3)
The Target Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 1.40%, 2.30%, 2.30% and 1.60% of the average daily net assets attributable to Class A, Class B, Class C and Class R, respectively. These expense limitations are in effect through April 1, 2015. There can be no assurance that the adviser will extend the expense limitation beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, an arrangement may be terminated for a class only by agreement of the adviser and the Trust’s Board of Trustees. Oak Ridge has contractually agreed to maintain these expense limits with respect to the Acquiring Fund’s Class A and Class C shares for a period of two years from the date of the Reorganization.  Oak Ridge has also agreed that, for at least two years, the fees and expenses attributable to the Class K and Class Y shares of the Acquiring Fund will be capped to the extent necessary so that expenses do not exceed 0.92% and 1.05%, respectively.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis.  The Example assumes that you invest $10,000 in each Fund (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operation Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Pioneer Oak Ridge Small Cap Growth Fund
Target Fund (Class A Shares)	$709	$993	$1,297	$2,158
Target Fund (Class B Shares)	633	1,055	1,404	2,536
Target Fund (Class R Shares)	163	528	918	2,010
Acquiring Fund (Class A Shares) (Pro forma)	707	987	1,287	2,137
Target Fund (Class C Shares)	$315	$664	$1,139	$2,452
Acquiring Fund (Class C Shares) (Pro forma)	316	658	1,129	2,431
Target Fund (Class K Shares)	$91	$284	$493	$1,096
Acquiring Fund (Class K Shares) (Pro forma)	91	284	493	1,096
Target Fund (Class Y Shares)	$104	$325	$563	$1,248
Acquiring Fund (Class Y Shares) (Pro forma)	104	325	563	1,248

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Pioneer Oak Ridge Small Cap Growth Fund
Target Fund (Class A Shares)	$709	$993	$1,297	$2,158
Target Fund (Class B Shares)	433	755	1,304	2,536
Target Fund (Class R Shares)	163	528	918	2,010
Acquiring Fund (Class A Shares) (Pro forma)	707	987	1,287	2,137
Target Fund (Class C Shares)	$215	$664	$1,139	$2,452
Acquiring Fund (Class C Shares) (Pro forma)	213	658	1,129	2,431
Target Fund (Class K Shares)	$91	$284	$493	$1,096
Acquiring Fund (Class K Shares) (Pro forma)	91	284	493	1,096
Target Fund (Class Y Shares)	$104	$325	$563	$1,248
Acquiring Fund (Class Y Shares) (Pro forma)	104	325	563	1,248

C.        Comparison of Investment Objectives, Strategies, and Risks

1.           Pioneer Oak Ridge Large Cap Growth Fund

The Target Fund and Acquiring Fund have substantially similar investment objectives, strategies and policies.  The investment objective of each Fund is to seek to achieve capital appreciation.  The Target Fund’s and the Acquiring Fund’s investment objective is non-fundamental, which means it may be changed by a vote of the Board or IMST’s board of trustees, respectively, without shareholder approval upon a 30-day or 60-day prior notice to shareholders, respectively.  There is no current intention to change the Target Fund’s or the Acquiring Fund’s investment objective.  Each Fund seeks to achieve its investment objective by using the following strategies:

Target Fund	Acquiring Fund
Normally, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The Fund anticipates that the average weighted market capitalization of the companies in the Fund’s portfolio will be significantly higher than $3 billion. The equity securities in which the Fund principally invests are common stocks, preferred stocks and depositary receipts, but the Fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The Fund may invest in initial public offerings of equity securities.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies.  Oak Ridge considers large capitalization companies to be those with market capitalization of $3 billion or more at time of purchase.  Oak Ridge anticipates that the average weighted market capitalization of the companies in the Fund’s portfolio will be significantly higher than $3 billion.  The equity securities in which the Fund principally invests are common stocks and depositary receipts, but the Fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, warrants and rights.  The Fund may invest in initial public offerings of equity securities.

The Fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The Fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.  The Fund’s investments in non-U.S. issuers primarily are through investment in American Depository Receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Fund may invest in debt securities. The Fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities and securities of issuers that are in default.
The Fund is permitted to invest in debt securities. However, the Fund will not invest in debt securities as part of its principal investment strategies.
The Fund may, but is not required to, use derivatives, such as stock index futures and options. The Fund may use derivatives for a variety of purposes, including; in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The Fund may also hold cash or other short-term instruments.
The Fund is permitted to invest in derivatives. However, the Fund will not invest in derivatives as part of its principal investment strategies.

Target Fund	Acquiring Fund
The Fund uses a “growth” style of management and seeks to invest in issuers with above average potential for earnings growth.	Oak Ridge uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth.
When making purchase decisions for the Fund, Oak Ridge uses a disciplined approach that involves three primary components:	When making purchase decisions for the Fund, Oak Ridge uses a bottom-up approach that involves three primary components:
•    Research — Oak Ridge analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•    Fundamentals — Once a potential investment is identified, Oak Ridge considers whether the issuer possesses certain attributes that Oak Ridge believes a “buy” candidate should possess.

•    Valuation — Finally, Oak Ridge values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

•    Research — Analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•    Fundamentals — Once a potential investment is identified, Oak Ridge considers whether the issuer possesses certain attributes that Oak Ridge believes a “buy” candidate should possess.

•    Valuation — Finally, Oak Ridge values companies by considering metrics such as price-to sales ratios, and price-to-earnings growth ratios within a peer group.

From this process, Oak Ridge constructs a list of securities for the Fund to purchase.	From this process, the Fund’s portfolio managers construct a list of securities for the Fund to purchase.
Oak Ridge makes sell decisions for the fund based on a number of factors, including deterioration in a company’s underlying fundamentals and better relative value in other securities.	Oak Ridge may sell all or a portion of the Fund’s portfolio holding when, in its opinion, one or more of the following occurs: (1) the company’s fundamentals deteriorate; (2) overvaluation; (3) Oak Ridge identifies a more attractive investment opportunity for the Fund; or (4) the Fund requires cash to meet redemption requests.

The principal risks to which each Fund is subject are set forth in the following table.

Target Fund	Acquiring Fund
Market risk. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities worldwide. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as increase market volatility and reduce the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The fund may experience a substantial or complete loss on any individual security or derivative position.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Large-Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Target Fund	Acquiring Fund
Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Portfolio selection risk. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Management and Strategy Risk.  The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Target Fund	Acquiring Fund
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Foreign Investment Risk.  Although the Fund will generally limit its investment in securities of foreign issuers to ADRs, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  The Fund’s investments in depository receipts are also subject to these risks. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Risks of investments in REITs. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Target Fund	Acquiring Fund
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the fund’s interest in the issuing company.

Warrants and Rights Risk.  Warrants may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.  The failure to exercise subscription rights to purchase common shares would result in the dilution of the Fund’s interest in the issuing company.

Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

The Fund does not intend to invest in convertible securities as part of its principal investment strategies and, accordingly, does not disclose “Risks of convertible securities” as a principal risk of investing in the Fund.  To the extent the Fund invests in convertible securities, it would be subject to the risks disclosed by the Target Fund with respect to such investments.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

The Fund does not intend to invest in debt securities as part of its principal investment strategies and, accordingly, does not disclose “Debt securities risk” as a principal risk of investing in the Fund.  To the extent the Fund invests in debt securities, it would be subject to the risks disclosed by the Target Fund with respect to such investments.

Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Sector Concentration Risk.  The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Target Fund	Acquiring Fund
Derivatives risk. Using stock index futures and options and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. For derivatives that are required to be traded through a clearinghouse or exchange, the fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. In addition, regulated trading facilities for swap contracts are relatively new; they may not function as intended, which could impair the ability to enter into swap contracts. The extent and impact of the new regulations are not yet fully known and may not be for some time.
The Fund does not intend to invest in derivatives as part of its principal investment strategies and, accordingly, does not disclose “Derivatives risk” as a principal risk of investing in the Fund. To the extent the Fund invests in derivatives, it would be subject to the risks disclosed by the Target Fund with respect to such investments.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs.
IPO Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Funds will incur brokerage costs when purchasing and selling shares of ETFs.

Target Fund	Acquiring Fund
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

The Fund does not intend to engage in transactions that have a leveraging effect on the Fund as part of its principal investment strategies and, accordingly, does not disclose “Leveraging risk” as a principal risk of investing in the Fund, to the extent the Fund engages in transactions that have a leveraging effect in the Fund, the Fund would be subject to the risks disclosed by the Target Fund with respect to such investments.

Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.	Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” in the “Fees and Expenses of the Fund” table in this Prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

2.           Pioneer Oak Ridge Small Cap Growth Fund

The Target Fund and Acquiring Fund have substantially similar investment objectives, strategies and policies.  The investment objective of each Fund is to seek to achieve capital appreciation.  The Target Fund’s and the Acquiring Fund’s investment objective is non-fundamental, which means it may be changed by a vote of the Board or IMST’s board of trustees, respectively, without shareholder approval upon a 30-day or 60-day prior notice to shareholders, respectively.  There is no current intention to change the Target Fund’s or the Acquiring Fund’s investment objective.  Each Fund seeks to achieve its investment objective by using the following strategies:

Target Fund	Acquiring Fund
Normally, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($5.27 billion as of December 31, 2013) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($4.54 billion as of December 31, 2013) as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the Index changes constantly as a result of market conditions and the composition of the Index. The Fund’s investments will not be confined to securities issued by companies included in the Index. For purposes of the Fund’s investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks. The Fund may invest in initial public offerings of equity securities.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies. Oak Ridge considers small capitalization companies to be those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($5.27 billion as of December 31, 2013) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($4.54 billion as of December 31, 2013) as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the Index changes constantly as a result of market conditions and the composition of the Index. The Fund’s investments will not be confined to securities issued by companies included in the Index. The equity securities in which the Fund principally invests are common stocks and depositary receipts, but the Fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, warrants and rights.  The Fund may invest in initial public offerings of equity securities.

Target Fund	Acquiring Fund
The Fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The Fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers.  The Fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.  The Fund’s investments in non-U.S. issuers primarily are through investment in American Depository Receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Fund may invest in debt securities. The Fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities and securities of issuers that are in default.
The Fund is permitted to invest in debt securities. However, the Fund will not invest in debt securities as part of its principal investment strategies.
The Fund may, but is not required to, use derivatives, such as stock index futures and options. The Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The Fund may also hold cash or other short-term instruments.
The Fund is permitted to invest in derivatives. However, the Fund will not invest in derivatives as part of its principal investment strategies.
The Fund uses a “growth” style of management and seeks to invest in issuers with above average potential for earnings growth.	Oak Ridge uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth.
When making purchase decisions for the Fund, Oak Ridge uses a disciplined approach that involves three primary components:	When making purchase decisions for the Fund, Oak Ridge uses a bottom-up approach that involves three primary components:

Target Fund	Acquiring Fund
•    Research — Oak Ridge analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•    Fundamentals — Once a potential investment is identified, Oak Ridge considers whether the issuer possesses certain attributes that Oak Ridge believes a “buy” candidate should possess.

•    Valuation — Finally, Oak Ridge values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

•    Research — Analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•    Fundamentals — Once a potential investment is identified, Oak Ridge considers whether the issuer possesses certain attributes that Oak Ridge believes a “buy” candidate should possess.

•    Valuation — Finally, Oak Ridge values companies by considering metrics such as price-to sales ratios, and price-to-earnings growth ratios within a peer group.

From this process, Oak Ridge constructs a list of securities for the Fund to purchase.	From this process, the Fund’s portfolio managers construct a list of securities for the Fund to purchase.
Oak Ridge makes sell decisions for the Fund based on a number of factors, including deterioration in a company’s underlying fundamentals and better relative value in other securities.
Oak Ridge may sell all or a portion of the Fund’s portfolio holding when, in its opinion, one or more of the following occurs: (1) the company’s fundamentals deteriorate; (2) overvaluation; (3) Oak Ridge identifies a more attractive investment opportunity for the Fund; or (4) the Fund requires cash to meet redemption requests.

The principal risks to which each Fund is subject are set forth in the following table.

Target Fund	Acquiring Fund
Market risk. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities worldwide. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as increase market volatility and reduce the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The fund may experience a substantial or complete loss on any individual security or derivative position.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Target Fund	Acquiring Fund
Small-size companies risk. Compared to large companies, small-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Portfolio selection risk. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Management and Strategy Risk.  The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Target Fund	Acquiring Fund
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Foreign Investment Risk.  Although the Fund will generally limit its investment in securities of foreign issuers to ADRs, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  The Fund’s investments in depository receipts are also subject to these risks.  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Risks of investments in REITs. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the fund’s interest in the issuing company.

Warrants and Rights Risk.  Warrants may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.  The failure to exercise subscription rights to purchase common shares would result in the dilution of the Fund’s interest in the issuing company.

Target Fund	Acquiring Fund
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

The Fund does not intend to invest in convertible securities as part of its principal investment strategies and, accordingly, does not disclose “Risks of convertible securities” as a principal risk of investing in the Fund.  To the extent the Fund invests in convertible securities, it would be subject to the risks disclosed by the Target Fund with respect to such investments.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

The Fund does not intend to invest in debt securities as part of its principal investment strategies and, accordingly, does not disclose “Debt securities risk” as a principal risk of investing in the Fund.  To the extent the Fund invests in debt securities, it would be subject to the risks disclosed by the Target Fund with respect to such investments.

Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Sector Concentration Risk.  The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Target Fund	Acquiring Fund
Derivatives risk. Using stock index futures and options and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. For derivatives that are required to be traded through a clearinghouse or exchange, the fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. In addition, regulated trading facilities for swap contracts are relatively new; they may not function as intended, which could impair the ability to enter into swap contracts. The extent and impact of the new regulations are not yet fully known and may not be for some time.

The Fund does not intend to invest in derivatives as part of its principal investment strategies and, accordingly, does not disclose “Derivatives risk” as a principal risk of investing in the Fund.  To the extent the Fund invests in derivatives, it would be subject to the risks disclosed by the Target Fund with respect to such investments.

Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

IPO Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Funds will incur brokerage costs when purchasing and selling shares of ETFs.

Target Fund	Acquiring Fund
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

The Fund does not intend to engage in transactions that have a leveraging effect on the Fund as part of its principal investment strategies and, accordingly, does not disclose “Leveraging risk” as a principal risk of investing in the Fund, to the extent the Fund engages in transactions that have a leveraging effect in the Fund, the Fund would be subject to the risks disclosed by the Target Fund with respect to such investments.

Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” in the “Fees and Expenses of the Fund” table in this Prospectus for a variety of reasons.  For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease.  Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

D.           Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of each Target Fund and each Acquiring Fund are set forth in the following table.  The fundamental limitations may only be amended with shareholder approval.

Target Funds	Acquiring Funds
Fundamental Limitations

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Fundamental Limitations

The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Target Funds	Acquiring Funds
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities).

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The Fund may not purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The Fund does not have a corresponding fundamental limitation.  However, the Fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Target Funds	Acquiring Funds
Non-Fundamental Limitations

The Fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the Fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the Fund to invest in other Pioneer Funds, in each case without being subject to certain limitations so long as another investment company invests in the Fund in reliance on Section 12(d)(1)(G).
Non-Fundamental Limitation The Fund does not have a corresponding non-fundamental limitation.
The Fund does not have a corresponding non-fundamental limitation.
The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

E.	Comparison of Distribution and Purchase and Redemption Procedures

Distribution

Target Funds	Acquiring Funds
Pioneer Funds Distributor, Inc. is the principal underwriter for each Target Fund in connection with the continuous offering of its shares.

Each Target Fund has adopted a distribution plan for Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each Target Fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of each Target Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Each Target Fund has adopted a separate service plan for Class R shares. Under the service plan, each Target Fund may pay securities dealers, plan administrators or other financial intermediaries who agree to provide certain services to plans or plan participants holding shares of a Target Fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding each Target Fund.

Your financial intermediary may receive compensation from a Target Fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Target Fund’s shares.  Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to each Target Fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

IMST Distributors, LLC is the Distributor (also known as the principal underwriter) of the shares of the Acquiring Funds.

IMST has adopted a plan on behalf of the Acquiring Funds pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows each Acquiring Fund to pay distribution fees for the sale and distribution of its Class A shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of Class A shares and the maintenance of shareholder accounts.  The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

Additionally, IMST, on behalf of the Acquiring Funds, has adopted a 12b-1 Plan with respect to each Acquiring Fund’s Class C shares. Under the 12b-1 Plan for the Class C shares, each Acquiring Fund pays to the Distributor distribution fees in connection with the sale and distribution of its Class C shares and administrative service fees in connection with the provision of ongoing services to shareholders of Class C shares and the maintenance of shareholder accounts.

For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. The Distributor may pay any or all amounts received under the 12b-1 Plan for the Class C shares to other persons for any distribution or administrative services provided by such persons to an Acquiring Fund. Payments under the 12b-1 Plan for the Class C shares are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of an Acquiring Fund’s Class C shares and to pay for certain shareholder services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C shares of the Acquiring Fund at the time the shares are purchased (which includes prepayment of the first year's 0.25% administrative service fee). These up-front payments to broker-dealers are financed solely by Oak Ridge and are not financed by investors or the Acquiring Funds. The Distributor receives and can pay as reimbursement to Oak Ridge all of the 12b-1 fees with respect to such shares. During the first 12 months, Oak Ridge may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed Oak Ridge for the amounts that Oak Ridge has financed, the broker-dealers will receive the ongoing 12b-1 fees associated with their clients’ investments.

Target Funds	Acquiring Funds
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer’s promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by a Target Fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary’s sales force).  To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in each Target Fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in each Target Fund’s. Intermediaries may categorize and disclose these arrangements differently than in the prospectus and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

The Acquiring Funds or Oak Ridge may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Oak Ridge, out of its own resources, and without additional cost to an Acquiring Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Acquiring Funds.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Oak Ridge may pay cash compensation for inclusion of an Acquiring Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Acquiring Funds' shareholders.  Oak Ridge may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Purchase and Redemption Procedures

The following highlights and compares the purchase, redemption, and exchange policies and procedures of the Target Fund and the Acquiring Fund.  For a more complete discussion of each Fund’s purchase, redemption, and exchange policies and procedures, please see the applicable section of that Fund’s Prospectus.  Additional information regarding the pricing, purchase and redemption of the Acquiring Funds’ shares is included in Appendix B.

	Target Funds	Acquiring Funds
Investment Minimum
Generally, the initial investment for Class A or Class C shares must be at least $1,000. The initial investment for Class K shares must be at least $5 million. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum investment amount for Class R shares.  Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.

Generally, the initial investment for Class A or Class C shares must be at least $1,000. The initial investment for Class K or Class Y shares must be at least $5 million. This amount may be invested in one or more of the Oak Ridge mutual funds that currently offer Class Y shares.

Purchases
Normally, your investment firm will send your purchase request to the Target Funds’ distributor and/or transfer agent. Consult your investment professional for more information.  You can use the telephone or online purchase privilege if you have an existing non-retirement account.  You can purchase fund shares for an existing fund account by mailing a check to the transfer agent.  If you have an existing (Class K or Class Y shares only) account, you may wire funds to purchase shares.

Shares of the Acquiring Funds may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by an Acquiring Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Acquiring Fund shares.  You may make an initial investment in an amount greater than the minimum amounts and an Acquiring Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Acquiring Fund shares purchased by Trustees of the Trust and current or retired directors and employees of Oak Ridge and its affiliates.

Target Funds	Acquiring Funds
Redemptions
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

Normally, your investment firm will send your request to sell shares to the fund’s transfer agent. Consult your investment professional for more information.  If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online.  You can sell some or all of your shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the Target Fund’s name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below.  You may sell up to $100,000 per account per day by fax.

Acquiring Fund shares are redeemable on any business day the NYSE is open for business, by written request or by telephone.

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  An Acquiring Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. (Eastern Time) on a business day or on a day when an Acquiring Fund does not value its shares will be transacted at the next business day’s NAV.  Please keep in mind that your approved financial intermediary may charge additional fees for its services.  In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with an Acquiring Fund.  You may redeem shares purchased directly from the Acquiring Funds by mail.  To redeem shares by telephone, call the Acquiring Funds at 855-551-5521 and specify the amount of money you wish to redeem. Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.

Target Funds	Acquiring Funds
Exchanges	You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.
You may exchange shares of an Acquiring Fund into shares of the other Acquiring Fund, the Oak Ridge Dividend Growth Fund or the Oak Ridge Growth Opportunity Fund.  The amount of the exchange must be equal to or greater than the required minimum initial investment.

Redemption Fees	The Target Funds do not charge redemption fees.	The Acquiring Funds do not charge redemption fees.
Small Accounts
Each Target Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the Target Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold.

An Acquiring Fund may redeem all of the shares held in your account if your balance falls below the Acquiring Fund’s minimum initial investment amount due to your redemption activity.  In these circumstances, an Acquiring Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice.  If, within 30 days of the Acquiring Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  An Acquiring Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Acquiring Fund’s NAV.

In-Kind Redemptions	Each Acquiring Fund reserves the right to redeem in kind by delivering to you portfolio securities owned by the Fund rather than cash.	Each Acquiring Fund reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Acquiring Fund.
Dividends and Distributions	Each Target Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income annually.	Each Acquiring Fund will make distributions of net investment income and net capital gains, if any, at least annually.

Target Funds	Acquiring Funds
Frequent Trading
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to a Target Fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of a Target Fund’s shareholders.

A Target Fund may reject a purchase or exchange order before its acceptance or the issuance of shares. A Target Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that a Target Fund believes are requested on behalf of market timers. Each Target Fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the Target Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the Fund. A Target Fund and its shareholders do not incur any gain or loss as a result of a rejected order. A Target Fund may impose further restrictions on trading activities by market timers in the future.

IMST’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Acquiring Fund shares by Fund shareholders. IMST discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Acquiring Funds’ performance. IMST takes steps to reduce the frequency and effect of these activities in the Acquiring Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Acquiring Funds may take action, which may include using it best efforts to restrict a shareholder’s trading privileges in the Acquiring Funds, if that shareholder has engaged in four or more “round trips” in the Funds during a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while IMST makes efforts to identify and restrict frequent trading, IMST receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. IMST seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that IMST believes is consistent with the interests of Acquiring Fund shareholders.

IMST may monitor trades in Acquiring Fund shares in an effort to detect short-term trading activities.  If, as a result of this monitoring, IMST believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, IMST seeks to act in a manner that it believes is consistent with the best interest of Acquiring Fund shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that IMST’s efforts will identify all trades or trading practices that may be considered abusive.

Target Funds	Acquiring Funds

To limit the negative effects of excessive trading on a Target Fund, each Target Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Target Fund, that investor shall be prevented (or “blocked”) from purchasing shares of the Target Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or “wrap” programs, transactions by insurance company separate accounts or transactions by other funds that invest in the Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to a Pioneer money market fund.

Net Asset Value
Each Target Fund’s net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each Target Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, each Target Fund will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated.

The NAV of a class is determined by dividing (a) the difference between the value of an Acquiring Fund’s securities, cash and other assets and the amount of the Acquiring Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV).  Each NAV takes into account all of the expenses and fees of that class of the Acquiring Fund, including management fees and administration fees, which are accrued daily.  The Acquiring Funds’ NAVs are calculated as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for unrestricted business.  The Acquiring Funds’ NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which an Acquiring Fund does not value its shares, which may significantly affect the Acquiring Fund’s NAVs on days when you are not able to buy or sell Fund shares.

Target Funds	Acquiring Funds
Fair Valuation
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, a Target Fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. A Target Fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund’s net asset value is calculated. Because a Target Fund may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — a Target Fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of a Target Fund’s shares to differ from the net asset value that would be calculated only using market prices.

Each Acquiring Fund’s securities generally are valued at market price.  Securities are valued at fair value when market quotations are not readily available.  The Board has adopted procedures to be followed when the Acquiring Funds must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquiring Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of Oak Ridge, does not represent the security’s fair value), or when, in the judgment of Oak Ridge, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of Oak Ridge and the Board (or a committee thereof), and may result in a different price being used in the calculation of an Acquiring Fund’s NAVs from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that an Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

Target Funds	Acquiring Funds

The prices used by the Target Funds to value securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

In certain circumstances, the Acquiring Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.   Fair value pricing may be applied to foreign securities held by an Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when an Acquiring Fund’s NAVs are determined.  If the event may result in a material adjustment to the price of an Acquiring Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquiring Fund’s NAVs.

Other types of portfolio securities that an Acquiring Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

F.	Key Information about the Proposals

The following is a summary of key information concerning the proposed Reorganizations.  Keep in mind that more detailed information appears in the Plans, the form of which is attached to this Proxy Statement as Appendix A.

1.	Summary of the Proposed Reorganizations

At the Special Meeting, the shareholders of each Target Fund will be asked to approve a Plan to reorganize the applicable Target Fund into the corresponding Acquiring Fund.  Each Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization.  If the Plan is approved by the shareholders of a Target Fund and the Reorganization is completed, the applicable Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the corresponding Acquiring Fund equal in aggregate value to the aggregate value of the corresponding class or classes of the Target Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the corresponding Acquiring Fund of all of the Target Fund’s liabilities.  Immediately thereafter, the applicable Target Fund will distribute the shares of each class of the corresponding Acquiring Fund to its shareholders in proportion to the relative net asset value of their holdings of the applicable class or classes of shares of the Target Fund, by instructing IMST’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts, in complete liquidation of the Target Fund.  The expenses associated with the Reorganizations will not be borne by the Target Funds.  Certificates evidencing Acquiring Fund shares will not be issued to the corresponding Target Fund’s shareholders.

The holding period for each Target Fund’s shares will carry over to the corresponding Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable contingent deferred sales charge, redemption or exchange. Additionally, the terms of any letters of intent entered into prior to the Reorganization will carry over following the Reorganization.  Any contingent deferred sales charge applicable to (i) Class B shares of the Target Fund or (ii) Class A shares received in the Reorganization by holders of Class B or Class R shares of the Target Fund, will be waived.  Upon completion of a Reorganization, each shareholder of the applicable Target Fund will own a number of full and fractional shares of the corresponding class of the corresponding Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the applicable class of the Target Fund at the time of the exchange.

Until the Closing, shareholders of a Target Fund will continue to be able to redeem their shares at the net asset value per share (“NAV”) next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the corresponding Acquiring Fund received by the shareholder in connection with the Reorganization.  After a Reorganization, all of the issued and outstanding shares of the applicable Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed.  If a Reorganization is completed, shareholders will be free to redeem the shares of the applicable Acquiring Fund that they receive in the transaction at their then-current NAV.  Shareholders of the Target Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to a Reorganization or exchanging such shares for shares of the corresponding Acquiring Fund in a Reorganization.

Each Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the applicable Target Fund and the receipt of a legal opinion from counsel to IMST with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on October 3, 2014, or such other date agreed to by the Trust and IMST.

Oak Ridge has agreed to pay all costs relating to the proposed Reorganizations, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. Oak Ridge will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan with respect to the Reorganization of either Target Fund may be amended by the mutual consent of the Board and the Board of Trustees of IMST, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval.  In addition, the Plan with respect to the Reorganization of either Target Fund may be terminated at any time prior to the Closing by the Board or the Board of Trustees of IMST, if, among other reasons, the Board or the Board of Trustees of IMST determines that the Reorganization is not in the best interest of its shareholders.

2.	Description of the Acquiring Funds’ Shares

Each class of an Acquiring Fund’s shares issued to the shareholders of the corresponding Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.  Each Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in each Acquiring Fund’s Prospectus.

The chart below indicates which class of Acquiring Fund shares Target Fund shareholders will receive in each Reorganization, depending on which Target Fund share class shareholders currently own:

Pioneer Oak Ridge Large Cap Growth Fund (Target Fund)	Oak Ridge Large Cap Growth Fund (Acquiring Fund)
Class A Shares	Class A Shares
Class B Shares	Class A Shares
Class C Shares	Class C Shares
Class R Shares	Class A Shares
Class Y Shares	Class Y Shares

Pioneer Oak Ridge Small Cap Growth Fund (Target Fund)	Oak Ridge Small Cap Growth Fund (Acquiring Fund)
Class A Shares	Class A Shares
Class B Shares	Class A Shares
Class C Shares	Class C Shares
Class K Shares	Class K Shares
Class R Shares	Class A Shares
Class Y Shares	Class Y Shares

3.	Board Considerations

Pioneer and Oak Ridge proposed, and the Board considered, the Reorganizations at meetings held on May 17, 2014 and May 27, 2014, following initial discussions between Pioneer and the Board in January 2014.  The Board requested and received such information as they determined to be necessary to evaluate the proposed Reorganizations.  At its meeting, the Board received and evaluated materials regarding IMST and the Acquiring Funds, including the expense structure of each Acquiring Fund, and the effect of the proposed Reorganizations on Target Fund shareholders.  The trustees who are not “interested persons” of the Trust under the 1940 Act (the “Independent Trustees”) were assisted in their consideration of the proposed Reorganizations by their independent legal counsel.  Based upon the recommendation of Oak Ridge and Pioneer, the Board’s evaluation of the relevant information prepared by Pioneer, Oak Ridge, UMBFS, MFAC, other prospective service providers, and IMST and presented to the Board at the meetings, as well as in-person presentations by representatives of Oak Ridge and UMBFS, and in light of its fiduciary duties under federal and state law, the Board, including all the Independent Trustees, determined that the Reorganization of each Target Fund is in the best interests of that Target Fund and its respective  shareholders.

In approving the Reorganizations as proposed by Oak Ridge and Pioneer, the Board noted Oak Ridge’s belief that the shareholders of the Target Funds can benefit if Oak Ridge provides all advisory services to the Target Funds rather than serving solely as the Funds’ sub-adviser, and that this type of arrangement is not available through the Trust.  The Board considered the terms of the Reorganizations and determined that the Reorganizations would provide shareholders with the options of (1) transferring their investment to a similar fund in the Reorganizations, which generally are not expected to result in the recognition of gain or loss by the Target Funds or their shareholders for federal income tax purposes, or (2) redeeming their investment in the Target Funds, which might have adverse tax consequences for them.

The Board considered the following additional matters, among others, in approving each Reorganization:

The Terms and Conditions of the Reorganizations.  The Board considered the terms of each Plan, and, in particular, that the transfer of the assets of each Target Fund will be in exchange for shares of the corresponding Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund.  The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganizations and that the interests of shareholders would not be diluted as a result of either Reorganization.  The Board also noted that the Reorganization of each Target Fund would be submitted to its shareholders for approval.

Similarity of Investment Objectives, Policies and Restrictions and Continuity of Investment Manager.  The Board considered that the investment objective, policies and strategies of each Target Fund will be substantially similar to those of the corresponding Acquiring Fund, although the investment limitations of each Target Fund have been reworded by the corresponding Acquiring Fund to conform with the current limitations of the IMST family of funds. In particular, the Board considered that the similarity of investment strategy, together with Oak Ridge’s continuation of the day-to-day management of each Acquiring Fund’s portfolio, would provide a continuation of portfolio management expertise to the shareholders of the Target Funds.

Expenses Relating to Reorganization.  The Board considered that Oak Ridge will bear the direct costs associated with the Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials, and that the Target Funds would not bear such costs.

Relative Expense Ratios and Continuation of Limitation on Expenses.  The Board considered that the fees and expenses of each Class of shares of the Acquiring Funds are expected to be the same as or lower than those of the corresponding Classes of Target Fund following the applicable Reorganization.  The Board also considered that the advisory fee paid by each Acquiring Fund would be equal to the advisory fee paid by the corresponding Target Fund.  The Board considered the fact that Oak Ridge has agreed for a period of two years from the date of the Reorganization, that the fees and expenses attributable to the Class A and Class C shares of the Acquiring Funds will be capped at levels that are no higher than the current fee and expense cap levels of those Classes of the Target Funds; and that, for at least two years, the fees and expenses attributable to the Class Y and Class K (as applicable) shares of the Acquiring Funds will be capped at the following levels:  Class Y shares of Oak Ridge Large Cap Growth Fund — 1.17%; Class K shares and Class Y shares of Oak Ridge Small Cap Growth Fund — 0.92% and 1.05%, respectively.  As of the fiscal year ended November 30, 2013, the total expense ratios of these classes were as follows: Class Y shares of Oak Ridge Large Cap Growth Fund — 1.17%; Class K and Class Y shares of Oak Ridge Small Cap Growth Fund — 0.89% and 1.02%, respectively

The Experience and Expertise of Oak Ridge. The Board considered that Oak Ridge is an experienced investment adviser with approximately $4 billion in overall assets under management that, since 1989, has provided investment advisory services to institutions and high net worth investors1; that Oak Ridge’s portfolio managers have significant investment experience related to the investment management of the Target Funds; and that Oak Ridge would continue to provide day-to-day management services to the Acquiring Funds. The Board also considered that Oak Ridge currently serves as investment adviser to two other series of IMST.

Tax Consequences.  The Board considered that each Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and is conditional upon IMST’s receipt of an opinion of counsel to such effect.  Assuming that a Reorganization so qualifies, neither the Target Fund nor its shareholders generally will recognize any gain or loss upon the transfer of all of the assets of the Target Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities, or upon the distribution of the Acquiring Fund shares in exchange for Target Fund shares in that Reorganization.

1
Oak Ridge began operations in 1989 as Oak Ridge Investment, Inc., a registered broker-dealer and advisory services firm.  In 1997 its advisory services business was moved to Oak Ridge Investment, LLC, and the separate broker dealer business continued until 2004 when it was acquired by Pioneer.

Based on the foregoing and additional information presented at the Board meetings discussed above, the Board determined that the Reorganizations as proposed by Oak Ridge and Pioneer are the best alternative for the Target Funds at this time and are in the best interests of each Target Fund and its shareholders.  The Board approved the Reorganization of each Target Fund, subject to approval by its shareholders.

4.           Federal Income Tax Consequences

For each year of its existence, each Target Fund has had in effect an election to be, and the Trust believes it has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes each Target Fund has been, and expects to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders to the extent provided in Subchapter M of the Code.

As a condition to the Closing of each Reorganization, the Trust will receive an opinion of counsel to IMST to the effect that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Provided that a Reorganization so qualifies, the tax opinion mentioned above also will be substantially to the effect that for federal income tax purposes, with respect to that Reorganization:

•
The Target Fund will not recognize any gain or loss upon (1) the transfer of all of its assets to the Acquiring Fund or (2) its distribution of the Acquiring Fund’s shares to its shareholders in complete liquidation of the Target Fund, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset of the Target Fund regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•
The tax basis of each asset of the Target Fund in the hands of the Acquiring Fund will be the same as the tax basis of that asset in the hands of the Target Fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

•
The holding period of each asset of the Target Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include the period during which that asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•
No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Target Fund’s assets solely in exchange for shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities;

•	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for the shares of the Acquiring Fund as part of the Reorganization;

•
The aggregate tax basis of the Acquiring Fund shares that each Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquiring Fund shares exchanged therefor;

•
Each Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the period during which such shareholder held the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of the exchange; and

•	The taxable year of the Target Fund will not end as a result of the Reorganization.

In rendering each opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of the Trust, IMST, the applicable Target Fund and the applicable Acquiring Fund. The condition that the parties to each Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with either Reorganization.  An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law.  Each Target Fund is a separate series of the Trust, which is organized as a Delaware statutory trust.  Each Acquiring Fund is a separate series of IMST, which is also organized as a Delaware statutory trust.  Each Target Fund and Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest.  The Trust’s operations are governed by its Agreement and Declaration of Trust, By-Laws and applicable state law.  IMST’s operations are governed by its Agreement and Declaration of Trust, By-Laws and applicable state law.

Shareholder Liability.  Under the Trust’s Agreement and Declaration of Trust, no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class shall attach to any shareholder or former shareholder of the Trust. In case any shareholder or former shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the applicable Target Fund to be held harmless from and indemnified against all loss and expense arising from such liability.

Under IMST’s Agreement and Declaration of Trust, no shareholder of the Acquiring Fund shall be subject to any personal liability in connection with the assets or the affairs of the Trust or of any of its series.  The Acquiring Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Acquiring Fund solely by reason of being or having been a shareholder of the Acquiring Fund and not because of his or her acts or omissions or for some other reason.

Board of Trustees.  The Reorganization will result in a change in the board of trustees because the trustees of IMST are different from the trustees of the Trust.  The Board of Trustees of the Trust has nine trustees, two of whom are “interested persons” of the Trust as that term is defined under the 1940 Act.  For more information, refer to the applicable Statement of Additional Information dated April 1, 2014 for each Target Fund, which is  incorporated by reference into this Proxy Statement.

The Board of Trustees for IMST has five trustees, two of whom are “interested persons” of IMST.  For more information, refer to the Statement of Additional Information dated _________, 2014 relating to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

Classes.  Each Target Fund and Acquiring Fund is a separate series of the Trust and IMST, respectively. Pioneer Oak Ridge Large Cap Growth Fund currently offers five classes of shares: Class A, Class B, Class C, Class R and Class Y.  Pioneer Oak Ridge Small Cap Growth Fund currently offers six classes of shares: Class A, Class B, Class C, Class K, Class R and Class Y.  Oak Ridge Large Cap Growth Fund intends to offer three classes of shares: Class A, Class C and Class Y.  Oak Ridge Small Cap Growth Fund intends to offer four classes of shares: Class A, Class C, Class K and Class Y. Please see the section “Description of the Acquiring Funds’ Shares” above for a discussion of which class of Acquiring Fund shares Target Fund shareholders will receive in each Reorganization

Following the Reorganization, the Board of Trustees of IMST has reserved the right to create and issue additional classes of each Acquiring Fund.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

6.	Capitalization

Pioneer Oak Ridge Large Cap Growth Fund

The capitalization of Pioneer Oak Ridge Large Cap Growth Fund as of June 11, 2014 and Oak Ridge Large Cap Growth Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Target Fund	Pro forma Acquiring Fund
Net Assets
Class A	$53,102,239	$55,858,1669
Class B1	1,440,608	--
Class C	23,427,473	23,427,473
Class R2	1,315,319	--
Class Y	12,.226,747	12,226,747
Total	$91,512,385	$91,512,385

Shares Outstanding
Class A	2,920,164	3,081,942
Class B1	86,703	--
Class C	1,401,777	1,401,777
Class R2	75,076	--
Class Y	660,635	660,635
Total	5,144,354	5,144,354

Net Asset Value per Share
Class A	$18.18	$18.18
Class B1	$16.62	N/A
Class C	$16.71	$16.71
Class R2	$17.52	N/A
Class Y	$18.51	$18.51

1	Class B shares of the Target Fund will be exchanged for Class A shares of the Acquiring Fund.
2	Class R shares of the Target Fund will be exchanged for Class A shares of the Acquiring Fund.

Pioneer Oak Ridge Small Cap Growth Fund

The capitalization of Pioneer Oak Ridge Small Cap Growth Fund as of June 11, 2014 and Oak Ridge Small Cap Growth Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Target Fund	Pro forma Acquiring Fund
Net Assets
Class A	$577,565,235	$583,914,227
Class B1	3,394,836	--
Class C	101,174,503	101,174,503
Class K	74,780,108	74,780,108
Class R2	2,954,156	--
Class Y	1,417,045,695	1,417,045,695
Total	$2,176,914,533	$2,176,914,533

Shares Outstanding
Class A	14,863,281	15,037,064
Class B1	97,437	--
Class C	3,123,874	3,123,874
Class K	1,909,820	1,909,820
Class R2	76,346	--
Class Y	35,868,535	35,868,535
Total	55,939,293	55,939,293

Net Asset Value per Share
Class A	$38.86	$38.86
Class B1	$34.84	N/A
Class C	$32.39	$32.39
Class K	$39.16	$39.16
Class R2	$38.69	N/A
Class Y	$39.51	$39.51

1	Class B shares of the Target Fund will be exchanged for Class A shares of the Acquiring Fund.
2	Class R shares of the Target Fund will be exchanged for Class A shares of the Acquiring Fund.

G.	Additional Information about the Funds

1.	Past Performance of the Target Funds

Pioneer Oak Ridge Large Cap Growth Fund

The bar chart and table indicate the risks and volatility of an investment in Pioneer Oak Ridge Large Cap Growth Fund by showing how the Target Fund has performed in the past. The bar chart shows changes in the performance of the Target Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Target Fund over time and compares these returns to the returns of the Standard & Poor’s 500 Index and the Russell 1000 Growth Index, each a broad-based measure of market performance that has characteristics relevant to the Target Fund’s investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

The Target Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Target Fund is the accounting successor of the predecessor fund.

In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Target Fund. The performance of Class A, Class B and Class C shares of the Target Fund is the net asset value performance of the predecessor fund’s shares prior to the reorganization, restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

The Target Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.  If the current Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund.

The bar chart does not reflect any sales charges. If this amount was reflected, returns would be less than those shown.

Annual Total Return For Class A Shares
(Year ended December 31)

For each calendar year at NAV

The year-to-date total return for the Class A Shares as of March 31, 2014 was (0.79)%.

Class A
Highest Calendar Qtr Return at NAV (non-annualized):	16.34%	Quarter Ended 3/31/12
Lowest Calendar Qtr Return at NAV (non-annualized):	(21.95)%	Quarter Ended 12/31/08

Average Annual Total Returns (%)
(for periods ended December 31, 2013)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					3/1/99
Return Before Taxes	25.72	14.79	4.99	3.50
Return After Taxes on Distributions	25.72	14.79	4.81	3.30
Return After Taxes on Distributions and Sale of Fund Shares	14.56	11.93	4.02	2.81
Class B	28.15	15.12	N/A	4.38	2/17/04
Class C	32.21	15.12	N/A	4.44	2/17/04
Class R	33.02	15.86	N/A	4.91	2/17/04
Class Y	33.31	16.36	N/A	6.47	8/10/04
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39	17.94	7.41	4.68	3/1/99
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	33.48	20.39	7.83	3.29	3/1/99

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C, Class R and Class Y shares will vary.

Portfolio Turnover

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Target Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Pioneer Oak Ridge Small Cap Growth Fund

The bar chart and table indicate the risks and volatility of an investment in Pioneer Oak Ridge Small Cap Growth Fund by showing how the Target Fund has performed in the past. The bar chart shows changes in the performance of the Target Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Target Fund over time and compares these returns to the returns of the Russell 2000 Index and the Russell 2000 Growth Index, each a broad-based measure of market performance that has characteristics relevant to the Target Fund’s investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

The Target Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Target Fund is the accounting successor of the predecessor fund.

In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Target Fund. The performance of Class A, Class B and Class C shares of the Target Fund is the net asset value performance of the predecessor fund’s Class A shares (Class C shares in the case of the Target Fund’s Class C shares) prior to the reorganization, restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

The Target Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.  If the current Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund.

The bar chart does not reflect any sales charges. If this amount was reflected, returns would be less than those shown.

Annual Total Return For Class A Shares
(Year ended December 31)

For each calendar year at NAV

The year-to-date total return for the Class A Shares as of March 31, 2014 was (1.57)%.

Class A
Highest Calendar Qtr Return at NAV (non-annualized):	20.45%	Quarter Ended 6/30/09
Lowest Calendar Qtr Return at NAV (non-annualized):	(22.25)%	Quarter Ended 12/31/08

Average Annual Total Returns (%)
(for periods ended December 31, 2013)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					1/3/94
Return Before Taxes	30.98	18.89	9.85	10.83
Return After Taxes on Distributions	29.47	18.33	9.35	9.96
Return After Taxes on Distributions and Sale of Fund Shares	18.72	15.44	8.13	9.12
Class B	33.75	19.23	N/A	9.33	2/17/04
Class C	37.99	19.34	9.61	8.59	3/1/97
Class K	39.73	N/A	N/A	37.83	12/20/12
Class R	38.77	N/A	N/A	22.72	4/2/12
Class Y	39.55	N/A	N/A	18.91	12/29/09
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	38.82	20.08	9.07	9.32	1/3/94
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	43.30	22.58	9.41	7.46	1/3/94

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C, Class K, Class R and Class Y shares will vary.

Portfolio Turnover

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Target Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 24% of the average value of its portfolio.

2.	Service Providers

Investment Adviser, Sub-Adviser and Portfolio Managers

Each Target Fund’s investment adviser is Pioneer Investment Management, Inc., 60 State Street, Boston Massachusetts 02109.  Pioneer oversees each Target Fund’s operations and supervises Oak Ridge, which is responsible for the day-to-day management of each Target Fund’s portfolio.  Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2013, assets under management were approximately $236 billion worldwide, including over $70 billion in assets under management by Pioneer (and its U.S. affiliates).

For providing services to each Target Fund, Pioneer receives an annual advisory fee.  With respect to Pioneer Oak Ridge Large Cap Growth Fund, the Target Fund pays Pioneer a fee at the annual rate of 0.75% of the Target Fund’s average daily net assets up to $1 billion and 0.70% of the Target Fund’s average daily net assets greater than $1 billion.  With respect to Pioneer Oak Ridge Small Cap Growth Fund, the Target Fund pays Pioneer a fee at the annual rate of 0.85% of the Target Fund’s average daily net assets up to $1 billion and 0.80% of the Target Fund’s average daily net assets greater than $1 billion.  For the fiscal year ended November 30, 2013, Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.75% and 0.83%, respectively, of each Target Fund’s average daily net assets.  Pioneer pays a portion of these fees to Oak Ridge.

Subject to the general oversight of the Board and Pioneer, each Target Fund’s sub-adviser is Oak Ridge Investments, LLC, 10 South LaSalle Street, Chicago, Illinois 60603.  Oak Ridge is responsible for the day-to-day management of each Target Fund’s portfolio, selection of each Target Fund’s portfolio investments and supervision of its portfolio transactions.  Oak Ridge was established in 1989 and is a registered investment adviser. As of December 31, 2013, Oak Ridge had approximately $4.04 billion in assets under management.  David M. Klaskin and Pioneer Institutional Asset Management, Inc., an indirect subsidiary of UniCredit S.p.A., own controlling interests in Oak Ridge.  As described above, Oak Ridge has agreed to purchase the 49% interest of an affiliate of Pioneer in Oak Ridge upon the closing of the Reorganization of Pioneer Oak Ridge Small Cap Growth Fund.  With respect to Pioneer Oak Ridge Large Cap Growth Fund, Pioneer pays Oak Ridge a fee at an annual rate at the following schedule: of 0.45% of the Target Fund’s average daily net assets up to $250 million, 0.40% for assets greater than $250 million and less than or equal to $500 million, 0.35% for assets greater than $500 million and less than or equal to $750 million, and 0.30% for assets greater than $750 million.  With respect to Pioneer Oak Ridge Small Cap Growth Fund, Pioneer pays Oak Ridge a fee at an annual rate at the following schedule: of 0.50% of the Target Fund’s average daily net assets up to $250 million, 0.45% for assets greater than $250 million and less than or equal to $500 million, 0.40% for assets greater than $500 million and less than or equal to $750 million, and 0.35% for assets greater than $750 million.

Pioneer will not serve as investment adviser for the Acquiring Funds.  Oak Ridge will serve as each Acquiring Fund’s investment adviser.  Because Oak Ridge is currently responsible for the day-to-day management of each Target Fund’s portfolio, the Reorganizations will not change the way the Acquiring Funds’ assets are managed.  There will be no change in the annual advisory fee rate paid by a Fund in connection with the Reorganizations.  With respect to Oak Ridge Large Cap Growth Fund, the Acquiring Fund will pay Oak Ridge a fee at the annual rate of 0.75% of the Acquiring Fund’s average daily net assets up to $1 billion and 0.70% of the Acquiring Fund’s average daily net assets greater than $1 billion.  With respect to Oak Ridge Small Cap Growth Fund, the Acquiring Fund will pay Oak Ridge a fee at the annual rate of 0.85% of the Acquiring Fund’s average daily net assets up to $1 billion and 0.80% of the Acquiring Fund’s average daily net assets greater than $1 billion.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and Pioneer and the sub-advisory agreement between Pioneer and Oak Ridge is included in each Target Fund’s annual report for the period ended November 30, 2013.

With respect to Pioneer Oak Ridge Large Cap Growth Fund, Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.  With respect to Pioneer Oak Ridge Small Cap Growth Fund, Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 1.40, 2.30, 2.30 and 1.60% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class Y shares of each Target Fund and Class K shares of Pioneer Oak Ridge Small Cap Growth Fund do not have an expense limitation. These expense limitations are in effect through April 1, 2015. There can be no assurance that Pioneer will extend the expense limitations beyond April 1, 2015. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.  Oak Ridge has contractually agreed to maintain these expense limits with respect to the Acquiring Funds’ Class A and Class C shares for a period of two years from the date of the Reorganization.  In addition Oak Ridge agreed that, for at least two years, the fees and expenses attributable to the Class K (as applicable) and Class Y shares of the Acquiring Funds will be capped at the following levels:  Class Y shares of Oak Ridge Large Cap Growth Fund — 1.17%; Class K shares of Oak Ridge Small Cap Growth Fund — 0.92%; Class Y shares of Oak Ridge Small Cap Growth Fund — 1.05%.  As of the fiscal year ended November 30, 2013, total expense ratios of these classes were as follows: Class Y shares of Oak Ridge Large Cap Growth Fund — 1.17%; Class K and Class Y shares of Oak Ridge Small Cap Growth Fund — 0.89% and 1.02%, respectively.

David M. Klaskin is lead manager and Robert G. McVicker is a portfolio manager for each Target Fund.  These portfolio managers will remain the same for each Acquiring Fund.

Mr. Klaskin has been the Chief Executive Officer and Chief Investment Officer of Oak Ridge since 1989.  Mr. McVicker has been a portfolio manager at Oak Ridge since 1994.  Messrs. Klaskin and McVicker have been portfolio managers of Pioneer Oak Ridge Large Cap Growth Fund since 1999 and Pioneer Oak Ridge Small Cap Growth Fund since 1994.

Each Target Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Funds.

Other Service Providers

The following chart describes the service providers to the Target Funds and the Acquiring Funds:

	Target Funds	Acquiring Funds
Administrator	Pioneer Investment Management, Inc.	Mutual Fund Administration Corporation UMB Fund Services, Inc.
Distributor	Pioneer Funds Distributor, Inc.	IMST Distributors, LLC
Transfer Agent	Pioneer Investment Management Shareholder Services, Inc.	UMB Fund Services, Inc.
Auditor	Deloitte & Touche LLP	Tait, Weller & Baker LLP
Custodian	Brown Brothers Harriman & Co.	UMB Bank, n.a.

3.	Section 15(f) Safe Harbor

Oak Ridge and Pioneer have agreed to use their commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

•
First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The Board of Trustees of the Trust was advised that Oak Ridge and Pioneer were not aware of any circumstances relating to the Reorganizations that might result in the imposition of such an “unfair burden” on either Target Fund as a result of the transaction between Oak Ridge and Pioneer.

•
Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Board of Trustees of IMST will satisfy this condition at the time of the Reorganization.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Trust to solicit your vote at a special meeting of shareholders of Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund.  The Special Meeting will be held the offices of Bingham McCutchen LLP, One Federal Street, Boston Massachusetts 02110 on September [30], 2014 at 2:00 p.m. Eastern time.

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy ballot; or

•	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the applicable Target Fund.  You may also give written notice of revocation in person at the Special Meeting.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on July 10, 2014 are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof.  Each whole share of a Target Fund held as of the close of business on July 10, 2014 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  The presence in person or by proxy of 30% of the shares of a Target Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to such Target Fund.

Vote Required

Approval of a Reorganization of a Target Fund will require the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting.  For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund.

If the shareholders of Pioneer Oak Ridge Small Cap Growth Fund do not approve the proposed Reorganization of that Target Fund, then neither of the Reorganizations will be implemented. If the shareholders of Pioneer Oak Ridge Large Cap Growth Fund do not approve the proposed Reorganization of that Target Fund, then the Reorganization of that Target Fund will not be implemented.  In either such case, the Board will consider what further actions to take with respect to the Target Fund or Funds that will not be reorganized, which may include termination of one or both such Funds.

Adjournments

If a quorum of shareholders of a Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to a Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to a Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposed Reorganization of the Target Fund. However, the persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct such persons to vote against the proposed Reorganization.

If sufficient votes in favor of the Reorganization of a Target Fund are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy.  The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.  The costs of any additional solicitation and of any adjourned session will be borne by Oak Ridge.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Because the proposals are expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power.  As a result, these shares will be treated as broker non-votes (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against a proposal.  Abstentions will not be voted “FOR” any adjournment.  Broker non-votes may, at the discretion of the proxies named therein, be voted “FOR” any adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting.  The Board of Trustees of the Trust has fixed the close of business on July 10, 2014 (“Record Date”) as the record date for determining the shareholders of each Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.  The Trust expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of Oak Ridge, who will not be paid for these services.  [[________] has retained [________] to provide proxy services, at an anticipated cost of approximately $XXX.]   Oak Ridge will bear the costs of the Special Meeting, including legal costs, [the costs of retaining [________],] and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting.  A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions.  If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

[The disclosure and tables below will be updated to reflect capitalization information as of a recent date prior to the Prospectus/Proxy Statement being mailed to shareholders.]

Shareholders of each Target Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the applicable Target Fund at the Special Meeting.  As of that date, the following numbers of shares were outstanding for each Target Fund:

Pioneer Oak Ridge Large Cap Growth Fund Class	Shares Outstanding & Entitled to Vote (unaudited)
Class A	XXX
Class B	XXX
Class C	XXX
Class R	XXX
Class Y	XXX

Pioneer Oak Ridge Small Cap Growth Fund Class	Shares Outstanding & Entitled to Vote (unaudited)
Class A	XXX
Class B	XXX
Class C	XXX
Class K	XXX
Class R	XXX
Class Y	XXX

There were no outstanding shares of either Acquiring Fund on the Record Date, as the Acquiring Funds had not yet commenced operations.

As of the Record Date, each Target Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of a Target Fund’s shares are set forth below:

Pioneer Oak Ridge Large Cap Growth Fund

Name and Address	Class	No. of Shares Owned	% of Shares

Pioneer Oak Ridge Small Cap Growth Fund

Name and Address	Class	No. of Shares Owned	% of Shares

As of the Record Date, [________] may be deemed to “control” the [_________] Fund.  “Control” for this purpose is the ownership of more than 25% of a Target Fund’s voting securities.

[As of the Record Date, the Officers and Trustees of the Trust, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of each Target Fund.]

E.	Interest of Certain Persons in the Transaction

David M. Klaskin, a portfolio manager of the Target Funds and Acquiring Funds, and the Chief Executive Officer and Chief Investment Officer of Oak Ridge, may be deemed to have an interest in the Reorganizations because he controls Oak Ridge, which will provide investment management services to the Acquiring Funds, and future growth of an Acquiring Fund can be expected to increase the total amount of fees payable to Oak Ridge.  Pioneer Institutional Asset Management, Inc., an affiliate of Pioneer, may be deemed to have an interest in the Reorganizations because Oak Ridge’s agreement to repurchase its 49% interest in Oak Ridge is conditioned upon the Reorganization of Pioneer Oak Ridge Small Cap Growth Fund.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Target Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act.  By observing this policy, the Target Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.  If a Reorganization is not completed, the next meeting of the shareholders of the applicable Target Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required.  Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board of Trustees, to be included in a Target Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of each Acquiring Fund in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Bingham McCutchen LLP.

D.	Auditors

The financial statements of each Target Fund for the year ended November 30, 2013, contained in each Target Fund’s 2013 Annual Report to Shareholders, have been audited by Ernst & Young LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.  Ernst & Young LLP has resigned as the independent registered public accounting firm of each Target Fund.  Deloitte & Touche LLP has been appointed to serve as each Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2014.  The Acquiring Funds are newly created and do not yet have a financial history.

E.	Information Filed with the SEC

The Trust and IMST are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

_________, 2014

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Agreement And Plan Of Reorganization

This Agreement And Plan Of Reorganization (the “Agreement”) is made as of the ___ day of _________, 2014, by and between Investment Managers Series Trust, a Delaware statutory trust (the “Acquiring Trust”), on behalf of its Oak Ridge ____ Cap Growth Fund series (the “Acquiring Fund”), with its principal place of business at 803 West Michigan Street, Milwaukee, Wisconsin 53233, and Pioneer Series Trust I, a Delaware statutory trust (the “Acquired Trust”), on behalf of its Pioneer Oak Ridge _____ Cap Growth Fund series (the “Acquired Fund”), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and, solely for purposes of Paragraph 5.12, Oak Ridge Investments, LLC, a Delaware limited liability company (“Acquiring Fund Adviser”) with its principal place of business at 10 South LaSalle Street, Suite 1900, Chicago, Illinois 60603. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

This Agreement is intended to constitute a plan of “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations thereunder.  The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class C, [Class K1] and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each an “Acquiring Fund Share”) to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the “Closing Date”), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.  The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

Whereas, the Acquiring Fund is a series of the Acquiring Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

Whereas, the Acquiring Fund is authorized to issue shares of beneficial interest; and

Whereas, the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and will not dilute the interests of those shareholders;

Now, Therefore, in consideration of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1	Only the Oak Ridge Small Cap Growth Fund will offer Class K shares.

1.	Transfer Of Assets Of The Acquired Fund In Exchange For The Acquiring Fund Shares And Assumption Of The Assumed Liabilities; Liquidation And Termination Of The Acquired Fund.

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund shall transfer all of its assets as set forth in Paragraph 1.2 hereof (the “Acquired Assets”) to the Acquiring Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”)), and the Acquiring Fund will in exchange therefor: (i) issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate NAV equal to the NAV of the Acquired Fund attributable to the corresponding class or classes of the Acquired Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2 hereof; and (ii) assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date , including, but not limited to, the obligations of the Acquired Trust and the Acquired Fund to indemnify the current and former Trustees and officers of the Acquired Trust against liability and against all expenses reasonably incurred by such Trustee or officer as and to the extent set forth in the Amended and Restated Declaration of Trust of the Acquired Trust in connection with any matter arising out of events or alleged events related to the Acquired Fund occurring prior to the Closing Date or in connection with the Reorganization (collectively, the “Assumed Liabilities”).  Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).  For purposes of this Agreement, the Class A and Class B shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, the Class C shares of the Acquired Fund correspond to the Class C shares of the Acquiring Fund, [the Class K shares of the Acquired Fund correspond to the Class K shares of the Acquiring Fund2], and the Class R and Class Y shares of the Acquired Fund correspond to the Class Y shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.

1.2  (a)  The Acquired Assets shall consist of all of the Acquired Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Acquired Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of or access to all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date.  The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Acquired Trust and the Acquiring Trust, be provided access to) copies of or access to all records that the Acquired Trust is required to maintain under the Investment Company Act, and the rules of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, or other applicable laws, to the extent such records pertain to the Acquired Fund; provided, however, that the Acquiring Trust understands and agrees that certain of the records of the Acquired Trust in respect of the Acquired Funds contain confidential, non-public information relating to certain funds other than the Acquired Funds (the “Unrelated Information”), and the Acquiring Trust agrees, subject to applicable law, to keep such Unrelated Information in the strictest confidence unless otherwise required by law.

2	Only the Oak Ridge Small Cap Growth Fund will offer Class K shares.

(b)  The Acquired Trust has provided the Acquiring Trust with a list of all of the Acquired Fund’s securities and other assets as of the date of execution of this Agreement, and the Acquiring Trust has provided the Acquired Trust with a copy of the current investment policies and restrictions and fair value procedures applicable to the Acquiring Fund.  The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

1.3  The Acquired Trust shall use its best efforts to discharge all of the known liabilities and obligations of the Acquired Fund that are or will become due prior to the Closing.

1.4  Immediately following the actions contemplated by Paragraph 1.1, the Acquired Trust shall liquidate the Acquired Fund and distribute pro rata to the Acquired Fund’s shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof.  Each Acquired Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the “Acquired Fund Shares”) held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of that class held of record by such Acquired Fund Shareholder on the Closing Date.  Such liquidation and distribution shall be accomplished by the Acquired Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders.  The Acquired Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution.  All issued and outstanding Acquired Fund Shares shall simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund shall be terminated as soon as reasonably practicable after such distribution, but in all events within six months after the Closing Date.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7  Any reporting responsibility of the Acquired Trust with respect to the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1(h)(G) hereof), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust. The Acquired Trust agrees to file such regulatory reports, Tax Returns, and other documents on a timely basis. The Acquiring Trust shall fully cooperate with the Acquired Trust to the extent necessary for such reporting responsibilities to be discharged.

1.8  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.  With respect to shares of the Acquired Fund, for purposes of determining any contingent deferred sales charge applicable to corresponding Acquiring Fund shares received as a result of the Reorganization, the same sales charge and schedule that applied to such Acquired Fund shares prior to the Reorganization will apply after the Reorganization and the holding period will be calculated from the date such Acquired Fund shares were initially issued by the Acquired Fund.

2.	Valuation

2.1  The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”).  The NAV of each Acquiring Fund Share shall be computed by UMB Fund Services, Inc. (the “Acquiring Fund Co-Administrator”) in the manner set forth in the Acquiring Trust’s Agreement and Declaration of Trust, or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information.  The NAV of the Acquired Fund shall be computed by Pioneer Investment Management, Inc. (the “Acquired Fund Adviser”) in the manner set forth in the Acquired Trust’s Declaration of Trust or By-Laws, and the Acquired Fund’s then-current prospectus and statement of additional information.  The Acquired Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

2.2  The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the Acquired Fund attributable to each class of Acquired Fund shares, as determined in accordance with Paragraph 2.1 hereof, by the NAV of each Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1 hereof.

2.3  The Acquiring Trust and the Acquired Trust shall cause each of UMB Fund Services, Inc. in its capacity as Fund Accounting Agent for the Acquiring Trust (the “Acquiring Trust Accounting Agent”), and the Acquired Fund Adviser, to deliver a copy of its valuation report to the other party at the Closing.  All computations of value shall be made by the Acquiring Trust Accounting Agent and the Acquired Fund Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

3.	Closing And Closing Date

3.1  The Closing Date shall be October 3, 2014, or such later date as the parties may agree to in writing.  All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided.  The Closing shall be held at the offices of Bingham McCutchen LLP, 355 South Grand Avenue, Los Angeles, California 90071, or at such other place as the parties may agree.

3.2  Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the “Acquired Fund Custodian”) as record holder for the Acquired Fund shall be presented by the Acquired Fund to UMB Bank., n.a. (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date.  The Acquired Trust, on behalf of the Acquired Fund, shall instruct the Acquired Fund Custodian to deliver any such portfolio securities that the Acquired Fund Custodian so holds at the Valuation Time to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.  Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered on the Closing Date by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records.  Any cash balances maintained by the Acquired Fund Custodian shall be delivered on the Closing Date by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian and the Acquiring Fund Custodian crediting such funds to the account of the Acquiring Fund.

3.3  The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that:  (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

3.4  If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 hereof is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5  The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Acquired Trust and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Trust’s records by such officers or one of the Acquired Trust’s service providers.  The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.	Representations And Warranties

4.1  Except as set forth on a disclosure schedule previously provided by the Acquired Trust to the Acquiring Trust, the Acquired Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Trust, on behalf of the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a)  The Acquired Fund is a series of the Acquired Trust.  The Acquired Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.  The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b)  The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect.

(c)  The Acquired Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Acquired Fund will not result in a violation of, any provision of the Acquired Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which the Acquired Fund or any of its assets are bound.

(d)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets and the Acquired Trust knows of no facts which could reasonably be expected to form the basis for the institution of such proceedings.  Neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund.

(e)  Neither the Acquired Trust, on behalf of the Acquired Fund, nor the Acquired Fund has any material contracts or other commitments (other than this Agreement, agreements for the purchase and sale of securities or other permitted investments) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund or the Acquiring Fund.

(f)  The statement of assets and liabilities of the Acquired Fund, the related statements of operations and changes in net assets, and the schedule of investments, and the notes thereto, as of and for the fiscal year ended November 30, 2013, have been audited by an independent registered public accounting firm retained by the Acquired Fund, are in accordance with generally accepted United States accounting principles ("GAAP") consistently applied, and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and the Acquired Fund had no known liabilities of a material amount as of the date thereof, whether actual or contingent, other than those disclosed therein.  The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended.  Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date.  No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Acquired Fund that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date.

(g)  Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund’s prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities.  For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund’s portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change.

(h)  (A)  The Acquired Fund is a separate series of the Acquired Trust treated as a separate corporation from each other series of the Acquired Trust under Section 851(g) of the Code.  For each taxable year of its existence, the Acquired Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied, and, for the current taxable year, subject to the accuracy of the representations and warranties in paragraph 4.2(n), expects to satisfy, all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and for each such taxable year, the Acquired Fund has been (or, for the current taxable year, subject to the accuracy of the representations and warranties in paragraph 4.2(n), expects to be) eligible to compute its federal income tax under Section 852 of the Code.  The Acquired Fund does not and will not have any unpaid tax liability under Section 4982 of the Code for any period ending on or before the Closing Date.

(B)  The Acquired Fund has timely filed all Tax Returns (as defined below) that it was required to file, and all such Tax Returns are complete and accurate in all material respects.  The Acquired Fund has timely paid all Taxes (as defined below), that it was required to pay, whether or not such Taxes were shown on a Tax Return.

(C)  The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes.

(D)  The Acquired Fund has not been notified in writing that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed in writing against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened.

(E)  All Taxes that the Acquired Fund is required by law to have withheld or collected have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency.

(F)  There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable.

(G)  For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, duties, deficiencies, customs, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, in connection with Taxes and any associated schedules, attachments, work papers, or other information, including any attachments, produced in connection with such items, as well as any information returns required by any governmental or regulatory authority to be provided to any other person in connection with Taxes.

(i)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, validly issued and outstanding, fully paid and non-assessable by the Acquired Trust.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List delivered at the Closing pursuant to Paragraph 3.5 hereof.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(j)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, free of any liens or other encumbrances and subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act and, as previously disclosed to the Acquiring Fund, such restrictions generally applicable to the Acquired Assets of the type being transferred in the ordinary course.

(k)  The Acquired Trust has the trust power and authority, on behalf of the Acquired Fund, to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Trust’s Board of Trustees, and, subject to the approval of the Acquired Fund’s shareholders, assuming due authorization, execution and delivery by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)  The information to be furnished in writing by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(m)  The information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Trust’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished in writing by the Acquired Trust to the Acquiring Trust for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(n)  Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement.

(o)  All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund.

(p)  The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the six-year period ending on the date of this Agreement, and any amendments or supplements thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading.

(q)  The Acquired Fund currently complies in all material respects with, and for the six-year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations.  The Acquired Fund currently complies in all material respects with, and for the six-year period ending on the date of this Agreement has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Trust with respect to the Acquired Fund.  All advertising and sales material used by the Acquired Fund complies in all material respects with, and for the six-year period ending on the date of this Agreement has complied in all material respects with, the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority.  All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquired Fund during the six-year period ending on the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law.  Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations promulgated thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading.

(r)  Neither the Acquired Fund nor, to the knowledge of the Acquired Trust, any “affiliated person” of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Trust, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act.

(s)  The tax representation certificate to be delivered by the Acquired Trust on behalf of the Acquired Fund to the Acquiring Trust and Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 hereof (the “Acquired Trust Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(t) There are no certificates representing ownership of Acquired Fund Shares currently outstanding.

4.2  Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the Acquired Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Trust, on behalf of the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Fund is a series of the Acquiring Trust.  The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.  The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b)  The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect.

(c)  The Acquiring Trust’s registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(d)  The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder.  Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund’s warranty in Paragraph 4.1(m) hereof) will contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)  The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a violation of, any provision of the Acquiring Trust’s Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets.  The Acquiring Trust knows of no facts which could reasonably be expected to form the basis for the institution of such proceedings.  Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

 (g)  The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer.  The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns.  The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement.

(h)  The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest.  As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest.  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be validly issued and outstanding, fully paid and non-assessable.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares other than the rights of the Acquired Fund pursuant to this Agreement, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i)  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, validly issued and outstanding, fully paid and non-assessable and have been offered for sale and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws.

(j)  The Acquiring Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Trust, on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)  The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading.

(l)  No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act.

(m)  Neither the Acquiring Fund nor, to the knowledge of the Acquiring Trust, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Trust, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act.

(n) The Acquiring Fund is a newly-formed separate series of the Acquiring Trust that, immediately following the Reorganization, will be treated as a separate corporation from each other series of the Acquiring Trust under Section 851(g) of the Code. Prior to the Closing Date, the Acquiring Fund will have no assets, liabilities or operations of any kind other than the issuance of a nominal number of initial shares of each class of the Acquiring Fund to an affiliate of the Acquiring Trust Co-Administrator (the “Initial Shares”) for the purpose of enabling such affiliate to vote on matters required by the Investment Company Act, which Initial Shares shall be redeemed by the Acquiring Fund at or before the Closing for the price at which they were issued. Subject to the accuracy of the representations and warranties in paragraph 4.1(h)(A), for the taxable year that includes the Closing Date, the Acquiring Trust expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

(o)  The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Acquired Trust and Bingham McCutchen LLP at the Closing pursuant to Paragraph 6.3 hereof (the “Acquiring Trust Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	Covenants

5.1  The Acquired Fund will operate its business in the ordinary course of business between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2  The Acquired Trust will call a special meeting of the Acquired Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3  The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement.  The Acquired Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

5.6  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.7  The Acquired Fund shall furnish to the Acquiring Fund on the business day immediately following the Closing Date a statement of assets and liabilities of the Acquired Fund as of the Closing Date (“Statement of Assets and Liabilities”) setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and shall be certified by the Acquired Trust’s Treasurer or Assistant Treasurer.  As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, which statement will be certified by the Treasurer or Assistant Treasurer of the Acquired Trust.

5.8  Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Acquired Fund, in the Acquired Trust Tax Representation Certificate and, with respect to the Acquiring Fund, in the Acquiring Trust Tax Representation Certificate.

5.9  Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code, and shall not take any position inconsistent with such treatment.

5.10  From and after the date of this Agreement and through the time of the Closing, each Fund shall use its reasonable best efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying for treatment as a regulated investment company under the provisions of Subchapter M of the Code.

5.11  Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns.  Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

5.12  Subject to the provisions of Paragraph 11.2 hereof, the expenses of the Reorganization shall be paid by the Acquiring Fund Adviser.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

6.	Conditions Precedent To Obligations Of The Acquired Fund

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

6.1  All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2  The Acquiring Trust shall have delivered to the Acquired Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Acquired Trust shall reasonably request.

6.3  The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Trust and Bingham McCutchen LLP an Acquiring Trust Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters.

6.4  The Acquired Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, and related matters of Bingham McCutchen LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Trust.

6.5  With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.	Conditions Precedent To Obligations Of The Acquiring Fund

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1  All representations and warranties of the Acquired Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2  The Acquired Trust shall have delivered to the Acquiring Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Trust’s Treasurer or Assistant Treasurer.

7.3  The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Acquired Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust made in this Agreement on behalf of the Acquired Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Acquiring Trust shall reasonably request.

7.4  The Acquired Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Bingham McCutchen LLP an Acquired Trust Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquired Trust and the Acquiring Trust, concerning certain tax-related matters.

7.5  The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, and related matters of Bingham McCutchen LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust.

7.6  With respect to the Acquired Fund, the Board of Trustees of the Acquired Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.	Further Conditions Precedent

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund’s shareholders in accordance with the provisions of the Acquired Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund’s shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund.  [For Small Cap Fund Agreement only:  In addition, the Agreement and Plan of Reorganization of even date herewith by and between the Acquiring Trust, on behalf of its Oak Ridge Large Cap Growth Fund series, and the Acquired Trust, on behalf of its Pioneer Oak Ridge Large Cap Fund series, and the transactions contemplated therein shall have been approved by the requisite vote of the shareholders of the Oak Ridge Large Cap Fund series  in accordance with the provisions of the Acquired Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the such shareholders shall have been delivered by the Acquired Trust to the Acquiring Trust.]  Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself.

8.4  The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

8.5  The parties shall have received an opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Trust Tax Representation Certificate and the Acquired Trust Tax Representation Certificate, for federal income tax purposes, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund on the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Acquired Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Acquiring Fund of each Acquired Asset will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer; (iv) the holding period of each Acquired Asset in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Acquired Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset); (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and (ix) the taxable year of the Acquired Fund will not end as a result of the Reorganization. Notwithstanding anything in this Agreement to the contrary, neither Fund may waive the condition set forth in this Paragraph 8.5.

9.	Brokerage Fees

9.1  Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.	Entire Agreement; Survival Of Warranties; Undertaking

10.1  The Acquiring Trust and the Acquired Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 or Section 5 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.

10.2  The covenants to be performed after the Closing by the Acquiring Trust and the Acquired Trust shall survive the Closing.  The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11.	Termination

11.1  This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Trust.  In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a)  because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(b)  because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c)  by resolution of the Acquiring Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders;

(d)  by resolution of the Acquired Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund’s shareholders; or

(e)  if the transactions contemplated by this Agreement shall not have occurred on or prior to October 3, 2014 or such other date as the parties may mutually agree upon in writing.

11.2  In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Acquired Trust or the Acquired Fund, or the trustees or officers of the Acquired Trust, or the Acquiring Trust, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund’s shareholders called by the Acquired Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further, that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Trust, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: ____________, with copies to Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, Attention: John E. Baumgardner Jr., and to the Acquiring Trust, c/o Investment Managers Series Trust, 803 West Michigan Street, Milwaukee, Wisconsin 53233, Attention: _______, with copies to Bingham McCutchen LLP, 355 South Grand Avenue, Los Angeles, California 90071, Attention: Michael Glazer.

14.	Headings; Counterparts; Governing Law; Assignment

14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than 6 Delaware Code § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party hereto without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5  It is expressly agreed that the obligations of the Acquiring Trust and the Acquired Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Acquiring Trust’s Agreement and Declaration of Trust and the Declaration of Trust of the Acquired Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Acquired Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Acquired Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Acquiring Trust’s Agreement and Declaration of Trust and the Declaration of Trust of the Acquired Trust, respectively.

[Signature page follows.]

In Witness Whereof, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	Investment Managers Series Trust, on
behalf of its Oak Ridge ___Cap Growth
Fund series

By:	By:
Name:	Name:
Title:	Title:

Attest:	Pioneer Series Trust I, on behalf of its
Pioneer Oak Ridge ____Cap Growth Fund
series

By:	By:
Name:	Name:
Title:	Title:

Solely for purposes of Section 5.12,

Attest:	Oak Ridge Investments, LLC

By:	By:
Name:	Name:
Title:	Title:

APPENDIX B - MORE INFORMATION ABOUT THE ACQUIRING FUNDS

More Information about the Acquiring Funds’ Investment Objectives and Principal Strategies

The terms “Fund” and “Funds” below refer to the Acquiring Funds.

Oak Ridge Large Cap Growth Fund

Investment Objective

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders before changing its investment objective.  There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

When making purchase decisions for the Fund, the Advisor uses a bottom-up approach that involves three primary components:

•
Research — The Advisor analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•	Fundamentals — Once a potential investment is identified, the Advisor considers whether the issuer possesses certain attributes that the Advisor believes a “buy” candidate should possess.

•	Valuation — Finally, the Advisor values companies by considering metrics such as price-to-sales ratios, and price-to-earnings growth ratios within a peer group.

From this process, the Fund’s portfolio managers construct a list of securities for the Fund to purchase.

The Advisor may sell all or a portion of the Fund’s portfolio holding when, in its opinion, one or more of the following occurs: (1) the company’s fundamentals deteriorate; (2) overvaluation; (3) the Advisor identifies a more attractive investment opportunity for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency.  When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Oak Ridge Small Cap Growth Fund

Investment Objective

The Small Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders before changing its investment objective.  There can be no guarantee that the Fund will achieve its investment objective.

1

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies.  The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

When making purchase decisions for the Fund, the Advisor uses a bottom-up approach that involves three primary components:

•
Research — The Advisor analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•	Fundamentals — Once a potential investment is identified, the Advisor considers whether the issuer possesses certain attributes that the Advisor believes a “buy” candidate should possess.

•	Valuation — Finally, the Advisor values companies by considering metrics such as price-to-sales ratios, and price-to-earnings growth ratios within a peer group.

From this process, the Fund’s portfolio managers construct a list of securities for the Fund to purchase.

The Advisor may sell all or a portion of the Fund’s portfolio holding when, in its opinion, one or more of the following occurs: (1) the company’s fundamentals deteriorate; (2) overvaluation; (3) the Advisor identifies a more attractive investment opportunity for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency.  When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Additional Investment Strategies

Each Fund may, but is not required to, use derivatives, such as stock index futures and options. The Funds may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Funds’ return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Funds may also hold cash or other short-term instruments.

Share Price

The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable).  The NAV of a class of a Fund’s shares is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV).  Each NAV of a class of a Fund’s shares takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.  Each Fund’s NAVs are calculated as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for unrestricted business.  A Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds’ NAVs on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price.  Securities are valued at fair value when market quotations are not readily available.  The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAVs from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

2

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.   Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined.  If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.  Other types of portfolio securities that a Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Buying Fund Shares

This Prospectus offers Class A, Class C, Class K, and Class Y shares.

•	Class A shares generally incur sales loads at the time of purchase and are subject to a distribution and service fee.

•	Class C shares generally incur a 1% contingent deferred sales charge if you sell your shares within one year of purchase and are subject to a distribution and service fee.

•	Class K shares, available only for the Small Cap Growth Fund, are not subject to any sales loads or distribution and service fees.

•	Class Y shares are not subject to any sales loads or distribution and service fees.

By offering multiple classes of shares, each Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares generally has the same rights, except for the differing sales loads, distribution/service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

The Funds do not accept investments by non-U S persons.

To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C Shares
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Gift Account For Minors	$1,000	$100
Class K and Y Shares
All Accounts	$5,000,000	None

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  When purchasing shares of a Fund, investors must specify whether the purchase is for Class A, Class C, Class K, or Class Y shares.

3

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares

Class A shares of the Funds are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart.  This means that part of your investment in the Funds will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.00%
$100,000-$249,999	3.50%	3.63%	3.00%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000 or more	See below**	See below**	See below**

*	The offering price includes the sales charge.

**	See the “Large Order Net Asset Value Purchase Privilege” section below.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above.  No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Information on sales charges can also be found on the Fund’s website at www.________, or obtained by calling the Fund at 1-855-551-5521, or consulting with your financial advisor.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•
you assure the Fund in writing that you intend to invest at least $50,000 in Class A shares of the Funds over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A shares you already own in the Funds plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent.  Shares equal to 5.75% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period.  If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect.  This amount will be obtained from redemption of the escrowed shares.  Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with a Fund you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

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The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge.  Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in a Fund.  This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase.  These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify a Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount.  Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries.  Upon such notification, you will pay the sales charge at the lowest applicable sales charge level.  You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and the approved financial intermediary may not retain this information.

Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge if you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•
a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Funds to offer Class A shares through a no-load network or platform,

•	participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;

•	a current Trustee of the Trust; or

•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Funds.

Your financial advisor or the Funds’ transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.  There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed in the event of certain redemptions within 12 months after the end of the month in which such purchase was made.  From its own profits and resources, the Advisor may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $500,000 or more of Class A shares of the Funds, in accordance with the following fee schedule:  1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million and less than or equal to $50 million, and 0.25% over $50 million.  If an authorized dealer agrees to waive its receipt of the finder’s fee described above, the CDSC on Class A shares generally will be waived.  In addition, no CDSC will be imposed on Class A shares issued to holders of Class B or Class R shares of the Pioneer Oak Ridge Large Cap Growth Fund and the Pioneer Oak Ridge Small Cap Growth Fund in connection with the reorganization on _______, 2014.

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The contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets.  In addition, the CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the finder’s fee.  Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible for waiver of a sales charge.

Class C Shares

Under the Plan, a distribution and service fee at an annual rate of 1.00% of average daily net assets is deducted from the assets of a Fund’s Class C shares.

Class C Shares of the Funds are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions.  The Funds will not accept a purchase order for Class C shares in the amount of $499,999 or more.

In determining whether a CDSC applies to a redemption, a Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Class C Shares Purchase Programs

Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of CDSC through certain purchase programs offered by the Funds.  You must notify the Funds or an authorized dealer whenever a reduced CDSC is applicable and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a reduced CDSC.  This includes the redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly.

In addition, in certain cases a CDSC may not apply or may be reduced.  These include:

•
the death or disability of an account owner (including a joint owner).  This waiver applies only under certain conditions.  Your financial representative or the Funds’ transfer agent must be contacted to determine if the conditions exist;

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

•	withdrawals related to certain retirement or benefit plans; or

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

In each of these cases, a number of additional provisions apply in order to be eligible for a CDSC waiver. Your financial advisor or the Funds’ transfer agent can answer questions and help determine if you are eligible.

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Class K and Class Y Shares

Both Funds offer Class Y shares.  Class K shares are available for purchase only in the Small Cap Growth Fund.  To purchase Class K or Class Y shares of a Fund, you generally must invest at least $5 million.  Class K and Class Y shares are not subject to any initial sales charge.  No CDSC is imposed on redemptions of Class K or Class Y shares, and you do not pay any ongoing distribution/service fees.

The minimum investment requirement for Class K or Class Y shares may be waived if you or your financial intermediary, invest through an omnibus account, have an aggregate investment in our family of funds of $5 million or more, or in other situations as determined by the Advisor.  In addition, financial intermediaries or plan record keepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Class K or Class Y shares.  The Advisor may permit a financial intermediary to waive applicable minimum initial investment for Class K or Class Y shares in the following situations:

•
Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor;

•	Certain employer-sponsored retirement plans, as approved by the Advisor; and

•	Certain other situations deemed appropriate by the Advisor.

In-Kind Purchases and Redemptions

Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these redemptions.

Additional Investments

Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above.  Exceptions may be made at a Fund’s discretion.  You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of a Fund.  Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution.  Unless you instruct otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution.  This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-855-551-5521.  You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Funds at the next determined NAV.  If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

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Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.  Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be at the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund and share class to be purchased, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Oak Ridge Funds.  All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day.  Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Funds are offered through certain approved financial intermediaries (and their agents).  The Funds are also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Funds, and will be executed at the next NAV (plus any sales charge, as applicable) calculated by the Funds.  Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name.  A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

By mail
A Fund will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, a Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Funds at the address indicated below.  To make additional investments once you have opened your account, write your account number on the check and send it to the Funds together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Oak Ridge Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Oak Ridge Funds 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

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The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-855-551-5521 and you will be allowed to move money in amounts of at least $100 from your bank account to the Funds’ account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day.  Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application form must be received by the Funds before your wire can be accepted.  You may mail or send by overnight delivery your account application form to the Transfer Agent.  Upon receipt of your completed account application form, an account will be established for you.  The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire.  Your bank must include the name of the relevant Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit monies by wire to:

UMB Bank, n.a. ABA Number 101000695 For credit to Oak Ridge Funds A/C # 9872013476
For further credit to: “Oak Ridge [Fund Name and Share Class]” Your account number Name(s) of investor(s) Social Security Number or Tax payer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-855-551-5521 to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same-day pricing.  The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker-dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. (Eastern Time) on a business day or on a day when a Fund does not value its shares will be transacted at the next business day’s NAV.  Please keep in mind that your approved financial intermediary may charge additional fees for its services.  In the event your approved financial intermediary is no longer available, you may place your redemption order directly with the Funds as described below.

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By mail
You may redeem shares purchased directly from a Fund by mail.  Send your written redemption request to Oak Ridge Funds at the address indicated below.  Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Oak Ridge Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Oak Ridge Funds 803 West Michigan Street Milwaukee, Wisconsin 53233-2301
A Medallion signature guarantee must be included if any of the following situations apply:
•	You wish to redeem more than $50,000 worth of shares;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	If ownership is changed on your account; or
•	When establishing or modifying certain services on your account.
By telephone
To redeem shares by telephone, call the Funds at 1-855-551-5521 and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $15 charge.  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.  If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000 by instructing the Funds by phone at 1-855-551-5521.  Unless noted on the initial account application, a Medallion signature guarantee written request is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Funds and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

•	The applicable Fund account number;
•	The name in which his or her account is registered;
•	The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

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Medallion Signature Guarantee

In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal amount is $100.  If you elect to receive redemptions through the SWP, the relevant Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-855-551-5521.  A Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record.  Except as specified below, a Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies.  Please consult with your tax professional.

A Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders.  If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

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A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity.  In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice.  If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold.  Covered shares are any mutual fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  Subject to certain limitations, you may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance.  The Trust takes steps to reduce the frequency and effect of these activities in the Funds.  These steps may include monitoring trading activity and using fair value pricing.  In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Funds, if that shareholder has engaged in four or more “round trips” in a Fund during a 12-month period.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interest of Fund shareholders.

Monitoring Trading Practices
The Trust may monitor trades in Fund Shares in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above.  In general, each Fund reserves the right to:

•	vary or waive any minimum investment requirement;

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•
refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges  (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;

•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of a Fund into shares of another Oak Ridge Fund (please contact the Fund at 1-855-551-5521 to receive the prospectus for the Oak Ridge Dividend Growth Fund and the Oak Ridge Growth Opportunity Fund).  The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table).  You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.  If you exchange shares through a broker, the broker may charge you a transaction fee.  You may exchange shares by sending a written request to the Funds or by telephone.  Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account.  In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

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The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge on the Funds’ website at www. _____.  The Prospectus and SAI are also available on the website.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household.  If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December.  A Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

If you buy shares of a Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event.  If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares. Distributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.  Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction.

14

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends you receive from a Fund may be subject to federal withholding tax.  To the extent that a Fund’s distributions are subject to such withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2014.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is currently 28%.

15

Statement of Additional Information

Investment Managers Series Trust
Oak Ridge Large Cap Growth Fund
Oak Ridge Small Cap Growth Fund
803 West Michigan Street
Milwaukee, Wisconsin 53233
1-800-207-7108

_________, 2014

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated _________, 2014 (the “Prospectus”), for the Special Meeting of Shareholders of the Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund (each, a “Target Fund”), each a series of Pioneer Series Trust I a Delaware statutory trust, to be held on September [30], 2014. A copy of the Funds’ Combined Proxy Statement/Prospectus is available by calling the above number.

This SAI, relating specifically to the proposed reorganization of the Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund into the new established Oak Ridge Large Cap Growth Fund and Oak Ridge Small Cap Growth Fund (each, an “Acquiring Fund”), respectively, each a series of Investment Managers Series Trust (the “Trust”), a Delaware statutory trust, consists of this cover page and the following described documents, each of which is incorporated by reference herein:

1.	Each Target Fund’s Prospectus and Statement of Additional Information, each dated April 1, 2014 (filed via EDGAR on March 25, 2014, Accession No. 00001257951-14-000002);

2.	Each Target Fund’s Annual Report to Shareholders dated November 30, 2013 (filed via EDGAR on January 29, 2014, Accession No. 0000921023-14-000004); and

The Acquiring Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the respective Target Funds.  For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein.

The terms “Fund” and “Funds,” as used in this SAI, refer to the Acquiring Funds.

THE TRUST AND THE FUNDS	B-2
INVESTMENT STRATEGIES, POLICIES AND RISKS	B-2
MANAGEMENT OF THE FUNDS	B-34
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-47
PORTFOLIO TURNOVER	B-48
PROXY VOTING POLICY	B-49
ANTI-MONEY LAUNDERING PROGRAM	B-49
PORTFOLIO HOLDINGS INFORMATION	B-50
DETERMINATION OF NET ASSET VALUE	B-52
PURCHASE AND REDEMPTION OF FUND SHARES	B-53
FEDERAL INCOME TAX MATTERS	B-54
DIVIDENDS AND DISTRIBUTIONS	B-61
GENERAL INFORMATION	B-62
FINANCIAL STATEMENTS	B-64
APPENDIX “A” - DESCRIPTION OF SHORT-TERM RATINGS	B-65
APPENDIX “B” - PROXY VOTING POLICIES AND GUIDELINES	B-66

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Funds and not to the other series of the Trust. Each Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Oak Ridge Large Cap Growth Fund currently offers three classes of shares: Class A, Class C, and Class Y.  The Oak Ridge Small Cap Growth Fund currently offers four classes of shares: Class A, Class C, Class K, and Class Y.  Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”).  Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments.  Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of each Fund.

Market Conditions

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. These conditions have caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether these conditions will continue, improve, or worsen. Because this situation is widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

EQUITY SECURITIES

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities.

Each Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Small- and Mid-Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require such Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, such Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

Each Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid-cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Investment Company Securities

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by the applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, each Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•
A Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	A Fund and its “affiliated persons” may own up to 3% of an the outstanding stock of any fund, subject to the following restrictions:

i.
the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby a Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”)

ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

FOREIGN INVESTMENTS

Foreign Securities

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect each Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities and other investments held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and each fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require such Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, such Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

Each Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by a Fund

Depository Receipts

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars.  These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as each Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for the favorable federal income tax treatment generally available to them under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Warrants and Rights

Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. The prices of warrants do not necessarily parallel the prices of the underlying securities.   An investment in warrants or rights may be considered speculative.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

Emerging Markets. Each Fund may invest in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which a Fund invests.

Foreign Currency Transactions. Each Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives.  A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities. A Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate a Fund to deliver an amount of foreign currency in excess of the value of such Fund’s investment securities or other assets denominated in that currency.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Closed-End Funds

Each Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.  Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

DEBT SECURITIES

Debt Securities

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed, instead payments “float” relative to a reference rate, such as LIBOR.  This “floating rate” debt may pay interest at levels above or below the previous interest payment of the previous period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.  Certain additional risk factors related to debt securities are sensitivity to interest rate and economic changes, payment expectations, and liquidity and valuation.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes.  Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes.  In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations.  Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.  For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations.  Debt securities may contain redemption or call provisions.  If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation.  There may be limited trading in the secondary market for particular debt securities, which may adversely affect a Fund’s ability to accurately value or sell such debt securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.  The Advisor attempts to reduce the risks described above through diversification of each Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so.  Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.  In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Changing Fixed Income Market Conditions.  Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category.  Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.  Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

Each Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values such Fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.  In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets.  Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline.  The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.  Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Advisor will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective.  Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.  Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.  In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer¹s obligations on such securities.  This could increase a Fund’s operating expenses and adversely affect a Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.  In addition, a Fund’s intention to qualify as a “regulated investment company” under the “Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.  To the extent a Fund invests in securities in the lower rating categories, the achievement of such Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Sovereign Debt Obligations

Each Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent a Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

DERIVATIVES

Each Fund may utilize a variety of financial instruments, such as derivatives, options, and forward contracts, both for investment purposes and for hedging purposes.  Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used.  Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and will hedge certain risks, if at all, only partially.  Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of a Fund’s overall portfolio.  Moreover, it should be noted that a Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties).  A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Options on Securities and Securities Indices

A call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period.  A put option would entitle a Fund, in return for the premium paid, to sell specified securities during the option period.  Each Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration.  American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options.  Each Fund may write covered call options.  A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by a Fund’s custodian).  The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.  The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period.  If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund.  If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.  A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.  However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In addition to covered call options, each Fund may write uncovered (or “naked”) call options on securities, including ETFs, and indices; however, SEC rules require that a Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call.  Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. Each Fund may sell index call options.  Each Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date.  A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks.  The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected.  In the case of an exchange-traded option, a Fund establishes an escrow account.  The Custodian (or a securities depository acting for the Custodian) acts as each Fund’s escrow agent.  The escrow agent enters into documents known as escrow receipts with respect to the stocks included in a Fund (or escrow receipts with respect to other acceptable securities).  The escrow agent releases the stocks from the escrow account when the call option expires or a Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by a Fund.  Each Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC.   The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple).  A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index.  As an alternative method of “covering” the option, a Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date.  Unless a Fund has liquid assets sufficient to satisfy the exercise of the index call option, a Fund would be required to liquidate portfolio securities to satisfy the exercise.  The market value of such securities may decline between the time the option is exercised and the time a Fund is able to sell the securities.  If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of a Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges.  If trading is interrupted on the index, a Fund would not be able to close out its option positions.

Risks of Transactions in Options.  There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of a Fund as a regulated investment company.

Over-the-Counter Options.  Each Fund may engage in transactions involving over-the-counter options as well as exchange-traded options.  Certain additional risks are specific to over-the-counter options.  Each Fund may engage a clearing corporation to exercise exchange-traded options, but if a Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised.  Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not.  Consequently, each Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when a Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.  While a Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration.  Unless a Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the other party, a Fund may be unable to liquidate an over-the-counter option.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund.  For example, since each Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option.  This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities.  Each Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.  Accordingly, a Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities.  If the SEC changes its position on the liquidity of over-the-counter options, each Fund will change the treatment of such instruments accordingly.

Stock Index Options. Each Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder.  In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

Each Fund may use interest rate, foreign currency, index and other futures contracts.  Each Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.  A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro.  It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  A Fund expects to earn taxable interest income on its initial margin deposits.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”).  Each Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5.  Under Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of a Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of a Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions).  The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Regulation 4.5. Therefore, neither the Trust nor a Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to each Fund.  In the future, if a Fund’s use of futures, options as futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC, the Advisor will do so at that time.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day a Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract.  This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, a Fund will mark to market its open futures positions. Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by a Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.  In such cases, a Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Stock Index Futures

Each Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Agreements

Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”.  A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, a Fund will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents. If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Total Return Swaps. Each Fund may enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. Each Fund may enter into credit default swap agreements for investment purposes.  A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value.  Because of this deliverable obligation, a Fund will segregate liquid assets in the amount of the notional value of the transaction with the Fund’s custodian when selling protection on credit default swaps.  If a Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.  The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Each Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Currency Swaps. Each Fund may enter into currency swap agreements for investment purposes.  Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps.  Each Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by a Fund. In such an instance, a Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps.  An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. Each Fund may write (sell) and purchase put and call swaptions. Each Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk.  Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker.  Since each Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Funds will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Funds, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, each Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf.  While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, a Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions.  In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.  In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements.  If a Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk.  Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class.  Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared swaps, which amounts are generally held in an omnibus account at the clearing  house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer.  However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer.  Each Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

TEMPORARY INVESTMENTS

Each Fund may take temporary defensive measures that are inconsistent with a Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term investment grade fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, each Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which a Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if a Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Securities” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, a Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Each Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose a Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

U.S. Government Obligations

Each Fund may invest in U.S. Government securities.  U.S. Government securities include (a) Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (b) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (i) the full faith and credit of the U.S. Government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (iii) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as Federal National Mortgage Association)); or (iv) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as Federal Home Loan Mortgage Corporation)).

U.S. Government securities also include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the 2008 market crisis or otherwise.

In the case of U.S. Government obligations backed solely by the issuing or guaranteeing agency or instrumentality itself, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, if it is not obligated to do so.

Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market values of the securities it issues.  Therefore, the market values of such securities will fluctuate in response to changes in interest rates.  As a general matter, the values of debt instruments, including U.S. Government obligations, decline when market interest rates increase and rise when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent.  During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.  There can be no guarantee that the federal government will continue to provide assistance to Fannie Mae and Freddie Mac or that it will not change the terms of its obligations.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

OTHER STRATEGIES AND RISKS

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of a Fund’s shares by increasing a Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Funds’ portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, each Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by a Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods.A considerable period of time may elapse between a Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by a Fund. However, investing in Rule 144A securities could result in increasing the level of a Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and a Fund’s investment restrictions, each Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Each Funds loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on a Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in such loaned securities. Each Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that a Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Over-the-Counter Transactions

Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the outstanding voting securities of a Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Each Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities,  reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);

5.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”);

6.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997- 2012).	73	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	73	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present).	73	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Funds (2006-present).	73	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp., the co-administrator for the Funds (2006 – present).	73	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust:
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Maureen Quilla (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†	Each of Mr. Zader and Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $20,000, $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended at which Board action is taken.  In addition, Ms. Rabun receives an additional annual retainer of $12,000 for serving as Chairperson of the Board; each of Mr. Young and Mr. Miller receives an additional annual retainer of $8,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively; Mr. Young, who serves as Chair of the Derivatives Risk Oversight Committee (the “Derivatives Committee”), receives a fee of $1,000 for each meeting of that Committee; and Mr. Miller, who serves as Chair of the Nominating and Governance Committee (the “Nominating Committee”), receives a fee of $1,000 for each meeting of that Committee.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Large Cap Growth Fund1	Aggregate Compensation From the Small Cap Growth Fund1	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (63 Funds) Paid to Trustees1
Independent Trustees:
Charles H. Miller, Trustee and Nominating Committee and Valuation Committee Chair	$2,000	$2,000	None	None	$88,000
Ashley Toomey Rabun, Trustee and Chairperson	$2,000	$2,000	None	None	$92,000
William H. Young, Trustee and Audit Committee and Derivatives CommitteeChair	$2,000	$2,000	None	None	$88,000

1	Estimated annual compensation for the first year.

Mr. Zader and Mr. Banhazl are not compensated for their services as Trustees because of their affiliation with the Trust.  Officers of the Trust are not compensated by the Funds for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has four standing committees: the Audit Committee, the Derivatives Committee, the Nominating Committee, and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer. The QLCC meets as needed.

•
The Derivatives Committee reviews the types of investments in derivatives made by various series of the Trust. The Derivatives Committee conducts meetings periodically in order to inform the Board of Trustees about various series’ derivatives positions, related valuation issues and such other matters related to derivatives as the Committee determines. The Derivatives Committee is comprised of Messrs. Young and Miller and is chaired by Mr. Young. The Derivatives Committee meets as needed.

•
The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller. The Nominating Committee meets as needed.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Funds face a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall supervision of the Board, the Advisor and other service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ CCO, the Advisor’s management, and other service providers (such as the Funds’ independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees. As of the date of this SAI, no Trustees, including the Independent Trustees, beneficially owned shares of the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	$1-$10,000
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	$10,001-$50,000

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds.

As of the date of this SAI, the Advisor has voting authority with respect to 100% of the outstanding shares of each of the Funds. However, once the Funds commence investment operations and their shares are sold to the public, this ownership will be diluted.

The Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Funds. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

Oak Ridge Investments, LLC located at 10 South LaSalle Street, Chicago, Illinois, 60603, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds’ investments. The Advisor also continuously monitors and maintains the Funds’ investment criteria and determines from time to time what securities may be purchased by the Funds.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Advisor 60 days notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of each Fund’s average daily net assets specified in the Prospectus.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20%, 2.10% and 1.17% of the average daily net assets of Class A shares, Class C shares and Class Y shares, respectively, of the Large Cap Growth Fund, and do not exceed 1.40%, 2.30%, 0.92%, and 1.05% of the average daily net assets of Class A shares, Class C shares, Class K shares and Class Y shares, respectively, of the Small Cap Growth Fund.  This agreement is effective until __________, 2016, and it may be terminated before that date only by the Board of Trustees.

Any reduction in advisory fees or payment of Fund expenses made by the Advisor in a fiscal year may be reimbursed by such Fund for a period of three years from the date of reduction or payment if the Advisor so requests.  This reimbursement may be requested from a Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, in addition to the reimbursement amount, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of a Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request.  The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by a Fund.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers. Information on these other accounts is as follows, as of March 31, 2014.

David M. Klaskin
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	x	$xx	0	$0
Other Pooled Investments	x	$xx	0	$0
Other Accounts	x	$xx	0	$0

Robert G. McVicker
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	x	$xx	0	$0
Other Pooled Investments	x	$xx	0	$0
Other Accounts	x	$xx	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances in which similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation.  Each portfolio manager receives a base salary and may receive an annual bonus based on profitability of the firm.  In addition, each portfolio manager is an equity owner of the firm and shares in the firm’s profits.  The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Ownership of the Fund by the Portfolio Manager. The following chart sets forth the dollar range of Funds shares owned by each portfolio manager in each Fund as of the date of this SAI.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
	Large Cap Growth Fund	Small Cap Growth Fund
David M. Klaskin	[--]	[--]
Robert G. McVicker	[--]	[--]

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, each Fund pays the Co-Administrators an administration fee payable monthly at the annual rate of 0.04% as a percentage of a Fund’s average daily net assets.

Because each Fund is a newly formed fund and has yet to commence operations, the Fund has not paid any fees to the Co-Administrators as of the date of this SAI.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP is the independent registered public accounting firm for the Funds.  Its services include auditing the Funds’ financial statements and the performance of related tax services.

Bingham McCutchen LLP (“Bingham”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Funds. Bingham also serves as independent legal counsel to the Independent Trustees.

Distribution Agreement

IMST Distributors, LLC (the “Distributor”) is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust..  The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") that provides for Fund assets to be used for the payment for distribution services for Class A shares and Class C shares.  The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help each Fund grow or maintain asset levels to provide operational efficiencies and economies of scale.  The Rule 12b-1 Plan also provides for post-sales servicing to holders of Class A shares and Class C shares.  Because 12b-1 fees are paid out of Fund assets attributable to Class A shares and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A shares and Class C shares of a Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; and (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund.  The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by a Fund's Class A shares or Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares.  The Rule 12b-1 Plan shall continue in effect indefinitely, with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class.  The Rule 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such class.

If the Rule 12b-1 Plan is terminated for a Fund's Class A shares or Class C shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date.  Thus, there will be no legal obligation for a Fund to make any payments other than for fees already payable under the Rule 12b-1 Plan, if the Rule 12b-1 Plan is terminated in accordance with its terms for any reason.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Dealer Reallowances

The Fund’s shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund.   More detailed information on the sales charge and its application is contained in the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

Neither Fund effects securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers.  The brokers may also supply the Funds with research, statistical and other services.

PORTFOLIO TURNOVER

Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

The Funds are newly created and, as a result, do not yet have a portfolio turnover rate.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of each Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and Advisor  Policies. The Trust Policies and Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s Chief Compliance Officer (“CCO”) will review the Trust Policies and Advisor Policies on a regular basis. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and a Fund’s interests, the Advisor will resolve the conflict by following the Advisor’s policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-855-551-5521  and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to each Fund, Advisor, and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Funds’ independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning each Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by each Fund and the Advisor to a Funds’ shareholders. Neither Fund nor its Service Providers may receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of a Fund.  Each Fund’s Disclosure Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public  when it has been (1) posted to a Fund’s public website (www._______.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Trust may make information regarding the Fund’s portfolio holdings available on the Funds’ public website , no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

The Advisor and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund.  These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts.  These clients generally do not owe the Advisor a duty of confidentiality with respect to disclosure of their portfolio holdings.

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions.  The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the Chief Compliance Officer of the Trust. The Chief Compliance Officer will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or at least one of the Funds has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) Oak Ridge Investments, LLC (the Advisor), MFAC and UMBFS (the Trust’s Co-Administrators) and UMB Bank, n.a. ( the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait, Weller & Baker LLP (independent registered public accounting firm), Bingham McCutchen LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Broadridge (ProxyEdge) pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided daily; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The NAV of a Fund’s shares will fluctuate and is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV).  Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Funds may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of a Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of a Fund’s net assets not reasonably practicable; or; (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.  In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Funds may postpone payment of the redemption proceeds up to 15 days while the Funds wait for the check to clear.

Redemptions In Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

Neither Fund intends to hold any significant percentage of its portfolio in illiquid securities, although each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Funds were to elect to make an in-kind redemption, the Funds expect that they would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Funds held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Funds may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. Neither Fund anticipates that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Funds

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected to be treated and to qualify each year to be taxed as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of each Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, neither Fund will be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to avoid liability for federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

A REIT generally is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a REIT, other than capital gain distributions, will generally be treated as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution.  Because of certain tax deductions, such as depreciation deductions, an equity REIT’s cash flow may exceed its taxable income. An equity REIT may distribute this excess cash in the form of a return of capital distribution.  Each Fund currently anticipates distributing any return of capital distributions it receives from REITs, net of Fund expenses.  Return of capital distributions that a Fund receives from a REIT generally will not increase the Fund’s earnings and profits;  thus, any distributions of those amounts to the Fund’s shareholders will generally be treated as return of capital distributions.  A REIT’s depreciation and other cost recovery deductions will generally reduce the REIT’s taxable income, but those deductions may be recaptured in the REIT’s income in one or more subsequent years.  Any such recapture income will generally need to be distributed by the REIT to its shareholders, including the Funds, and by a Fund to its shareholders.  Fund distributions attributable to such recapture income are expected to be taxable at ordinary income tax rates, even though the shareholders might not have held shares in a Fund, and a Fund might not have held shares in the REIT, at the time the deductions were taken by the REIT, and even though the Fund and its shareholders may not have corresponding economic gain at the time of the recapture.

If a REIT fails to qualify for the favorable federal tax treatment generally available to REITs under the Code, it would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to its shareholders and its distributions would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of its current and accumulated earnings and profits.

A Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

Foreign Taxes

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.  Neither Fund expects to satisfy the requirements for passing through to its shareholders their respective pro rata shares of qualified foreign taxes paid by such Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). PFICs may be the only or primary means by which a Fund may invest in some countries. If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on either a Fund or shareholders with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on a Fund, such Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

Distributions

Shareholders will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income.  Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations provided that certain holding period and other requirements are met), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Funds report the amount distributed as qualified dividend income.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to non-corporate shareholders as long term capital gain without regard to how long a shareholder has held shares of a Fund. Each Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Dividends attributable to distributions the Fund receives from REITs are not eligible for the dividends-received deduction and generally will not be eligible for treatment as qualified dividend income. In view of each Fund’s investment policies, it is expected that dividends from domestic corporations may be part of each Fund’s gross income and that, accordingly, a portion of the distributions by the Funds may be eligible for treatment as qualified dividend income and for the dividends received deduction.  However, the portion of a Fund’s gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and, therefore, cannot be predicted with any certainty. Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the federal alternative minimum tax.

Acquisition and Redemption, Sale and Exchange of Shares

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations considering their individual circumstances.

Information Reporting and Backup Withholding

The Funds are required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or at a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. The effectively connected dividends in this particular instance will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or at a lower rate, depending on the applicable tax treaty). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. This 30% withholding tax generally does not apply to distributions of net capital gains.

For Fund taxable years beginning before January 1, 2014, this 30% withholding tax will also not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.”  “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations.  “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.  In order to qualify for this exemption from withholding, a non-U.S. shareholder has to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Distributions and redemption payments and certain capital gain dividends paid after June 30, 2014 to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, will generally be subject to withholding tax at a 30% rate.   Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and whether the shareholder’s account is opened before or after July 1, 2014.  Withholding with respect to ordinary dividends is currently scheduled to begin on July 1, 2014, for accounts opened on or after that date and on certain later dates for accounts opened before July 1, 2014.  Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2017.  The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.  A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Funds in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, par value of $0.01 per share, each of which represents interests in a separate portfolio of securities. The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series.  The assets belonging to a series is charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only.  Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt.  Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees.

Each share of a Fund represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  With respect to the Large Cap Growth Fund and the Small Cap Growth Fund, the Trust currently offers Class A, Class C and Class Y shares and Class A, Class C, Class K, and Class Y shares, respectively.  The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.

Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP audits and reports on the Funds annual financial statements.  The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”.  The Funds have adopted the financial statements of the predecessor funds. Those financial statements were audited by the predecessor funds’ registered public accounting firm.

APPENDIX “A”

DESCRIPTION OF SHORT-TERM RATINGS

Description of certain short-term ratings assigned by Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service (“Moody’s”):

S&P

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by (a) leading market positions in well-established industries, (b) high rates of return on funds employed, (c) conservative capitalization structure with moderate reliance on debt and ample asset protection, (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

APPENDIX “B”

Oak Ridge Investments, LLC

Proxy Voting Policies and Guidelines

Amended and Restated as of September 25, 2012

General Proxy Voting Policy

Oak Ridge Investments, LLC (“Oak Ridge”) exercises voting authority for securities held by many of its separately managed private client accounts which are managed by Oak Ridge.  In those instances when Oak Ridge has been given full discretion to vote proxies, Oak Ridge votes in a way which it believes best serves the interests of its clients in their capacity as economic shareholders of a company.  Oak Ridge believes this is consistent with Securities and Exchange Commission and Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interests of its clients.   As an investment manager, Oak Ridge is primarily concerned with maximizing the value of its clients’ investment portfolios.  As a result, Oak Ridge does not take an activist stand on social issues in its voting.  Oak Ridge normally votes in support of company management since the capability of management is an important criterion we use in selecting stocks.  If Oak Ridge were to lose confidence in management of a company, it would likely be a key factor in Oak Ridge seriously considering the removal of a company from its client portfolios.  However, Oak Ridge votes against management or other proposals Oak Ridge believes would negatively impact the long- term value of its clients’ shares in a company.

Proxy Decision-Making Process

It is Oak Ridge’s policy to review each proxy statement on an individual basis and, asmentioned above, to base its voting decision on its judgment of what will best serve the financial interests of the shareholders of the security. All proxies are reviewed by Oak Ridge’s Proxy Officer or such officer’s designee. The Proxy Officer or such officer’s designee votes the proxies according to these guidelines and consults with one or more members of the Research Department regarding issues not clearly covered by these guidelines.  The Proxy Officer and such member(s) of the Research Department review together issues not clearly covered by these guidelines and determine an appropriate voting position consistent with our overall Proxy Policy. Usually the Proxy Officer will consult with the member(s) of the Research Department who are most familiar with the company involved.

Recordkeeping

Oak Ridge will maintain the following records with respect to proxy voting:

1.	A copy of Oak Ridge’s Proxy Voting Policies and Guidelines;

2.	A copy of all proxy statements received (Oak Ridge may rely on a third party or the SEC’s public filing system to satisfy this requirement);

3.	A record of each vote cast on behalf of a client (Oak Ridge may rely on a third party voting service (such as Broadridge) to satisfy this requirement);

4.	A copy of any document prepared by Oak Ridge that was material to making a voting decision or that memorializes the basis for that decision; and

5.
A copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how Oak Ridge voted proxies on behalf of the requesting client.

Disclosures

In accordance with various regulatory requirements, Oak Ridge will provide a summary of these proxy voting policies and guidelines to clients to the extent required from time to time. This summary will describe how a client can obtain information on how Oak Ridge voted their securities. Oak Ridge also includes a summary of its proxy voting policies and guidelines in Part 2A of its Form ADV and equivalent brochure.

Proxy Voting Guidelines

The following proxy voting guidelines summarize our position on various issues of concern to clients and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and, for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines.

1.	Routine Proposals

Routine proposals are those which do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management for the reasons described elsewhere in this policy. Traditionally, these issues include:

a)	Approval of auditors (provided no significant issues regarding the auditors are noted in Oak Ridge’s review).

b)
Election of Directors* (provided there are no significant issues noted regarding their ability to contribute to the Board or to perform their duties as Directors, including devoting adequate time and attention to the Board given substantial other outside board and employment commitments). One issue we would also consider as part of (by not dispositive of) our overall decision for a director would be whether the proposed board member was independent if he or she would sit on compensation and audit (or similar) committee.

c)
Indemnification/liability limitation provisions for Directors – consider whether the increased indemnification appears unreasonable as compared to limits typically provided for in Delaware type corporations. If the proposal is too broad – such as to eliminate entirely directors’ and/or officers’ liability for monetary damages for violating the duty of care – we would almost always vote against that proposal.

d)	Company name changes.

e)
Proposals for term limits or mandatory retirement ages for directors, which management almost always opposes (although we would support the proposal if management were to support it at a particular company).

*Assumes not a contested election which would be a non-routine proposal.

2.	Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore may have a greater impact on the value of shareholders’ investment. We will review each issue in this category on a case-by-case basis and will consult with member(s) of the Research Department if appropriate. Non-routine matters include:

a)	Mergers and acquisitions – we will discuss with member(s) of the Research Department their analysis as to the impact on shareholder value and request their recommendation for support or opposition.

b)	Restructuring - evaluate with member(s) of the Research Department the economic effects of spin-offs, assets sales, similar transactions and liquidations on shareholder value.

c)	Re-incorporation in another state – consider if there is any apparent impact on shareholder value.

d)
Increase in number of Directors – consider if it is a change in the fixed number of directors or gives the Board any power to unilaterally change the board size. Consider if it has a material adverse effect on shareholders’ ability to monitor and impact corporate change.

e)	Increase in authorized preferred stock or change to “blank check” preferred – consider the terms and if, on balance, it has a positive or negative effect on shareholder value.

f)	Increase in authorized common stock – consider reasons for increase and amount of increase.

g)	Stock option and stock compensation plans – consider size of plan authorized in relationto outstanding shares and features of plan (market value issuances and limits).

3.	Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of the shareholders to realize the full potential value of their investment, although individual circumstances could provide justification.  If already present, as described below, we would likely support a proposal to eliminate one or more of the following. Proposals in this category would include:

a)	Poison pills.

b)	Golden parachutes – unless we consider the terms reasonable (such as a small multiple meant as compensation due to the change but not as an impediment to deter a change).

c)	Greenmail.

d)	Requiring supermajority shareholder voting.

e)	Institutional dual class stock voting.

f)	Classified (staggered term) boards of directors.

g)	Limiting the ability to call special shareholder meetings only to management

h)	Eliminate confidential stockholder voting.

4.	Shareholder Proposals
Proposals submitted by shareholders for a vote usually include issues of corporate governance and other non-routine matters. To the extent we believe a matter is best left to the Board for operation of the company (such as charitable contributions, environmental impact studies, political contributions etc.) we will generally vote against such proposals if they are opposed by management. To the extent they involve social issues which we also believe may best be matters left for the company to decide, if it is opposed by management we will either vote against the shareholder proposal or we may abstain to the extent we believe the issue should receive additional management attention while retaining management control over the decision. We will review other issues on a case-by-case basis in order to determine the position that best represents the financial interest of the shareholder, considering among other matters (and if applicable) how we would vote if the same proposal had been made by the company. These can include, among others, proposals to do the following, which we would support:

a)	Change from a staggered board to annual election of Directors.

b)	Prevent adoption of a poison pill.

c)	Prevent use of greenmail.

d)	Implement confidential voting.

e)	Change to or from cumulative voting.

Proxy Voting Procedures

All proxies and ballots will be forwarded to the Proxy Officer upon receipt by Oak Ridge. The Proxy Officer or the officer’s designee will determine how to vote the proxies (based on the provisions of this policy) and cause them to be voted unless they represent proxies which Oak Ridge does not vote on behalf of clients (either because voting authority is not granted to Oak Ridge for those shares or because Oak Ridge’s discretionary clients no longer own those securities in any of the accounts managed by Oak Ridge at the time of the vote). We note that it is Oak Ridge’s policy that is does not have to vote, and in almost all cases does not vote, shares of stocks which are no longer owned by any Oak Ridge clients. This is because Oak Ridge’s basis for ownership and voting of shares is for the economic interests of its clients and when the clients no longer own those shares the basis for determining how to vote no longer exists.

The Proxy Officer will note on the proxy how he or she voted on each issue.

Oak Ridge may use an outside voting service to provide additional research and opinion on votes that apply to companies selected by Oak Ridge for the accounts of its clients.  That research is meant as an additional source of input and does not direct any vote since voting takes place based on the factors and in the manner described in this Policy.

This approach also applies when we are asked to vote on matters brought up for money markets clients have invested in. (We do not choose the money market funds but if requested we almost always vote in support of company management.)

Conflicts Of Interest

Oak Ridge is sensitive to conflicts of interest that may arise in the proxy decision-making process. Oak Ridge is committed to resolving all such conflicts in its clients’ collective best interests. Oak Ridge has developed this proxy voting policy to serve the collective best interests of its clients and, accordingly, will generally vote pursuant to this proxy voting policy when conflicts of interest arise.  When there are proxy voting proposals, however, that give rise to conflicts of interest and those proposals are not addressed by this proxy voting policy, the Proxy Officer will notify Oak Ridge’s Compliance Officer and Research Department. The Proxy Officer, Compliance Officer or Research Department may consult with an independent consultant or outside counsel to resolve material conflicts of interest.

Therefore, in situations where there is a conflict of interest, Oak Ridge will take one of the following steps to resolve the conflict:

1.	Vote the securities according to the pre-existing Oak Ridge Proxy Voting Guidelines if the application of the Guidelines to the matter presented involves little discretion on Oak Ridge’s part;

2.	Vote the securities in accordance with the recommendations of an independent third party, such as a proxy voting service;

3.	Deliver the proxy to the client or to a fiduciary of the client for voting purposes;

4.	Suggest that the client engage another party to determine how the proxy should be voted; or

5.	Disclose the conflict to the client and obtain the client’s direction to vote the proxies.

Conflicts of interest could include, among other situations, if an employee of Oak Ridge has a material interest in or is employed in a senior position or as a director of a company owned by Oak Ridge, the company is a material client of Oak Ridge, Oak Ridge has an affiliation with a company (currently such as Pioneer Investment Management, Inc.) which has a material interest in the outcome of the vote, etc.

Oak Ridge already has certain procedures addressing other potential conflicts of interest such as a portfolio manager or research analyst who owns shares in a company owned by Oak Ridge (other than in an account managed by Oak Ridge as a separately managed account in the same manner as other client accounts). We address this by having the portfolio manager or analyst disclose the ownership to the other members of the research team and then not have a vote in the final decision of whether to buy or sell the stock, although a portfolio manager for an Oak Ridge investment style can consent to a buy or sell if the other portfolio manager for the investment style makes the decision.

INVESTMENT MANAGERS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”).  Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund.  The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio.  Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act.  Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review.  Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a web site, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website.  A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus.  The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 15 days following the end of each calendar quarter.  The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

PART C

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

Item 16.	Exhibits

1)	Charter Documents:

a.	Certificate of Trust (1)

(i)	Amendment to the Certificate of Trust. (1)

(ii)	Amendment to the Certificate of Trust. (2)

(iii)	Amendment to the Certificate of Trust. (7)

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b.	Agreement and Declaration of Trust. (1)

(i)	Amendment to the Agreement and Declaration of Trust. (2)

(ii)	Amendment to the Agreement and Declaration of Trust. (4)

(iii)	Amendment to the Agreement and Declaration of Trust. (6)

(iv)	Amendment to the Agreement and Declaration of Trust. (10)

2)	By-Laws:

a.	Amended By-Laws of Registrant. (9)

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization. (11)

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and By-Laws.

6)	Investment Management Agreements:

a.	Form of Investment Advisory Agreement between the Registrant and Oak Ridge Investments, LLC - filed herewith.

7)	Distribution Agreements:

a.	Distribution Agreement. (8)

(i)	Form of Revised Exhibit A to the Distribution Agreement - filed herewith.

8)	Not applicable.

9)	Custody Agreements:

a.	Custody Agreement. (3)

(i)	Form of Revised Appendix B to the Custody Agreement - filed herewith.

10)	Distribution Plan and Rule 18f-3 Plan:

a.	Form of Multiple Class (Rule 18f-3) Plan - filed herewith.

b.	Form of Distribution (Rule 12b-1) Plan - filed herewith.

11)	Opinion of Counsel:

a.	Opinion and consent of counsel as to the legality of the securities being registered - filed herewith.

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12)	Form of opinion as to tax matters and consent - filed herewith.

13)	Other Material Contracts:

a.	Amended and Restated Transfer Agency Agreement (6)

(i)	Form of Revised Schedule B to the Transfer Agency Agreement - filed herewith.

b.	Amended and Restated Fund Accounting Agreement (6)

(i)	Form of Revised Schedule A to the Amended and Restated Fund Accounting Agreement - filed herewith.

c.	Amended and Restated Co-Administration Agreement (6)
(i)	Form of Revised Schedule A to the Amended and Restated Co-Administration Agreement - filed herewith.

d.	Form of Operating Expense Agreement -filed herewith.

14)	Other Opinions:

a.	Consent of Independent Registered Certified Public Accounting Firm, Ernst & Young LLP - filed herewith.

b.	Consent of Independent Registered Certified Public Accounting Firm, Tait Weller & Baker LLP - filed herewith.

15)	Not applicable.

16)	Powers of Attorney:

a.	Powers of Attorney - filed herewith.

17)	Additional Exhibits:

a.	Form of Proxy Card - filed herewith.

All Exhibits filed previously are herein incorporated by reference as follows:

(1)	Previously filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 31, 2006.

(2)
Previously filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 5, 2007.

(3)
Previously filed as an Exhibit to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on February 1, 2008.

(4)	Previously filed as an Exhibit to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 14, 2008.

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(5)	Previously filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 31, 2008.

(6)	Previously filed as an Exhibit to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on April 1, 2009.

(7)
Previously filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 30, 2009.

(8)
Previously filed as an Exhibit to Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 26, 2012.

(9)
Previously filed as an Exhibit to Post-Effective Amendment No. 436 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 20, 2013.

(10)
Previously filed as an Exhibit to Post-Effective Amendment No. 494 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on February 28, 2014.

(11)	Filed as Appendix A to Part A of this Registration Statement on Form N-14.

Item 17.	Undertakings

1.
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.
The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 16th day of June, 2014.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ John P. Zader
John P. Zader
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title
/s/ Ashley Toomey Rabun†
Ashley Toomey Rabun		Trustee
/s/ William H. Young†
William H. Young		Trustee
/s/ Charles H. Miller†
Charles H. Miller		Trustee
/s/ John P. Zader
John P. Zader		Trustee and President
/s/ Eric M. Banhazl†
Eric M. Banhazl /s/ Rita Dam		Trustee and Vice President
Rita Dam		Treasurer and Principal Financial and Accounting Officer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney.

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